UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

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Bank of Marin

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BANK OF MARIN BANCORP

Notice of Annual Meeting of Shareholders

Marin Showcase Theatre at the Marin Center

10 Avenue of the Flags

San Rafael, California

Tuesday, May 22, 2018 – 6:00 p.m.

To Our Shareholders:

Notice is hereby given of the Annual Meeting of Shareholders of Bank of Marin Bancorp.  The meeting will be held at 6:00 p.m. on Tuesday, May 22, 2018 at the Marin Showcase Theatre at the Marin Center, San Rafael, California.  To enable our employee owners to attend the meeting, the branches will close at 5:00 p.m. on May 22.  A reception at the Marin Showcase Theatre will immediately follow the Annual Meeting.

At the Annual Meeting you will be asked (1) to elect ten directors of Bank of Marin Bancorp to serve for the coming year and until their successors are duly elected and qualified, (2) to vote, on an advisory basis, to approve the Company’s executive compensation for Named Executive Officers, (3) to vote to approve the Bank of Marin Bancorp 2017 Employee Stock Purchase Plan,  (4) to vote to approve the amendment to the Bank of Marin Bancorp 2017 Equity Plan and (5) to ratify the selection of independent auditor, and (6) to act on such other business as may properly come before the meeting.  You are urged to read the accompanying Proxy Statement carefully.  It contains a detailed explanation of all matters on which you will be asked to vote.

Only shareholders of record as of the close of business on April 2, 2018 are entitled to receive notice of and to vote at this meeting.

It is very important that as many shares as possible be represented at the meeting. To assure your representation at the meeting, you are urged to mark, sign and date, and return the enclosed proxy card as promptly as possible in the postage-paid envelope enclosed for that purpose.  If after signing and returning the proxy card you come to the meeting, you may vote in person if you withdraw your proxy.  Additionally, you may vote by internet or by telephone.  If you wish to vote by internet or by telephone you will need your Shareholder Control Number, which is circled in the gray shaded Title Bar on the right side of the enclosed proxy card, and the website address and/or toll-free telephone number, which are shown on the proxy card.  No other personal information will be required in order to vote in this manner.

We encourage you to attend the Annual Meeting. Please RSVP by marking the appropriate box on the proxy card, by contacting the Company by May 15, 2018 by telephone at (415) 884-5348 or email to events@bankofmarin.com, or by registering at www.bankofmarin.com.

Our bylaws provide that nominations for election to the board of directors of the Company may be made by the board of directors or by any shareholder of the Company’s stock entitled to vote for the election of directors. Nominations, other than those made by or on behalf of the existing management of the Company, must be made in writing and delivered or mailed to the Chairperson of the Board or the Chief Executive Officer not less than 14 days nor more than 50 days prior to any meeting of shareholders called for the election of directors. The notification of nomination should contain the following information to the extent known by the notifying shareholder: (a) name and address of the proposed nominee(s); (b) principal occupation of the proposed nominee(s); (c) total number of shares that will be voted for the proposed nominee(s); (d) name and residence address of the notifying shareholder; and (e) number of shares owned by the notifying shareholder. Nominations not made in accordance with this section may be disregarded by the Chairperson of the meeting, and upon instruction, the inspector of election shall disregard all votes cast for each such nominee.

One copy of the Annual Report on Form 10-K and Proxy Statement is being delivered to multiple shareholders sharing an address unless the Company has received contrary instructions from one or more of the shareholders. The Company will deliver promptly upon written or oral request a separate copy of the Annual Report and Proxy Statement to a shareholder at a shared address to which a single copy of the document was delivered. If a shareholder wishes to receive a separate copy or has received multiple copies at one address and would like to receive a single copy in the future, please contact Computershare by phone at (800) 368‑5948 or by written request to Bank of Marin Bancorp c/o Computershare, P.O. Box 30170, College Station, TX 77842-3170.  Overnight correspondence should be mailed to Bank of Marin Bancorp c/o Computershare, 211 Quality Circle, Suite 210, College Station, TX 77845.  The shareholder website address is www.computershare.com/investor. Shareholder online inquiries may be submitted to https://www‑us.computershare.com/investor/contact/enquiry.

Important Notice Regarding the Availability of Proxy Materials for the

MEETING OF ShareholderS to Be Held on May 22, 2018

Copies of the Annual Meeting Proxy Material, including the Proxy Statement and the Annual Report on Form 10-K, are also available at: www.edocumentview.com/BMRC.

By order of the Board of Directors

Nancy Rinaldi Boatright

Secretary

April 17, 2018

PROXY STATEMENT

OF

BANK OF MARIN BANCORP

504 Redwood Boulevard, Suite 100

Novato, California 94947

These proxy materials are furnished in connection with the solicitation by the Board of Directors of Bank of Marin Bancorp (the “Company”), of proxies for use at the Annual Meeting of Shareholders of the Company to be held on Tuesday, May 22, 2018, at 6:00 p.m. at the Marin Showcase Theatre at the Marin Center, 10 Avenue of the Flags, San Rafael, California, and at any adjournment thereof.   These proxy materials were first sent to shareholders on or about April 17, 2018.

PURPOSE OF MEETING

The matters to be considered and voted upon at the meeting will be:

•	Proposal 1: The election of ten directors to serve until the next Annual Meeting of Shareholders and until their successors are elected and qualified.

•	Proposal 2: An advisory vote to approve the Company’s executive compensation for Named Executive Officers.

•	Proposal 3: The approval of the Bank of Marin Bancorp 2017 Employee Stock Purchase Plan.

•	Proposal 4: The approval of the amendment to the Bank of Marin Bancorp 2017 Equity Plan.

•	Proposal 5: The ratification of the selection of independent auditor.

•	Transacting such other business as may properly come before the meeting and any adjournments thereof.

GENERAL PROXY STATEMENT INFORMATION

Bank of Marin Bancorp, a corporation existing and organized under the laws of the State of California, is authorized to issue up to 15,000,000 shares of common stock and 5,000,000 shares of preferred stock. All of the outstanding shares are voting common shares and are entitled to vote at the Annual Meeting. Only those common shareholders of record as of April 2, 2018 (the “Record Date”) will be entitled to notice of, and to vote at, the meeting. On that date, 6,985,125 shares of common stock were outstanding. The determination of shareholders entitled to vote at the meeting and the number of votes to which they are entitled was made on the basis of the Company’s records as of the Record Date.  The presence in person or by proxy (including internet and telephone voting) of a majority of the outstanding shares of stock entitled to vote at the Annual Meeting will constitute a quorum for the purpose of transacting business at the meeting. Abstentions, shares as to which voting authority has been withheld from any nominee and "broker non-votes" (as defined below), will be counted for purposes of determining the presence or absence of a quorum.

A broker or nominee holding shares for beneficial owners may vote on certain matters at the meeting pursuant to discretionary authority or instructions from the beneficial owners, but with respect to other matters for which the broker or nominee may not have received instructions from the beneficial owners and may not have discretionary voting power under the applicable rule of the New York Stock Exchange or other self-regulatory organizations to which the broker or nominee is a member, the shares held by the broker or nominee may not be voted. Such un-voted shares are called "broker non-votes." The rules of the New York Stock Exchange and other self-regulatory organizations generally permit a broker or nominee, in the absence of instructions, to deliver a proxy to vote for routine items, such as the ratification of independent auditors. Consequently, shares held by a broker or nominee will constitute "broker non-votes" regarding non-routine items, such as the election of directors,  the matter regarding executive compensation,  the 2017 Employee Stock Purchase Plan and the amendment to the 2017 Equity Plan.   It is important that you provide voting instructions to your broker or nominee.

Revocability of Proxies

A proxy for use at the meeting is enclosed. Any shareholder who executes and delivers such proxy has the right to revoke it at any time before it is exercised by filing with the Corporate Secretary of the Company an instrument revoking it or by filing a duly executed proxy bearing a later date. In addition, the powers of the proxy holder will be revoked if the person executing the proxy is present at the meeting, revokes such proxy and elects to vote in person. Subject to such revocation, all shares represented by a properly executed proxy received in time for the meeting will be voted by the proxy holders in accordance with the instructions on the proxy.

IF NO INSTRUCTION IS SPECIFIED WITH REGARD TO A MATTER TO BE ACTED UPON, THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS "FOR" THE ELECTION OF ALL NOMINEES FOR DIRECTOR LISTED HEREIN, “FOR” THE APPROVAL OF THE COMPANY’S EXECUTIVE COMPENSATION, “FOR” THE APPROVAL OF THE BANK OF MARIN BANCORP 2017 EMPLOYEE STOCK PURCHASE PLAN, “FOR” THE APPROVAL OF THE AMENDMENT TO THE BANK OF MARIN BANCORP 2017 EQUITY PLAN AND "FOR" RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITOR.

Person Making the Solicitation

This solicitation of proxies is being made by the Board of Directors of the Company. The expense of preparing, assembling, printing, and mailing this proxy statement and the material used in the solicitation of proxies for the meeting will be borne by the Company. It is contemplated that proxies will be solicited principally through the use of the mail, but officers, directors, and employees of the Company and Bank of Marin may solicit proxies personally or by telephone, without receiving special compensation therefor. Although there is no formal agreement to do so, the Company may reimburse banks, brokerage houses, and other custodians, nominees, and fiduciaries for their reasonable expense in forwarding these proxy materials to their principals.

Voting Rights

In connection with the election of directors, in accordance with California law, each shareholder entitled to vote may vote the shares owned by such shareholder as of the Record Date cumulatively if a shareholder present at the meeting has given notice at the meeting, prior to the voting, of his or her intention to vote cumulatively. If any shareholder has given such notice, then all shareholders entitled to vote for the election of directors may cumulate their votes for candidates properly nominated. Under cumulative voting, each share carries as many votes as the number of directors to be elected, and the shareholder may cast all of such votes for a single nominee or may distribute them in any manner among as many nominees as desired. In the election of directors, the ten nominees receiving the highest number of votes will be elected.

On all other matters submitted to the vote of the shareholders, each shareholder is entitled to one vote for each share of common stock owned on the books of the Company as of the Record Date.

PROPOSAL NUMBER 1: ELECTION OF DIRECTORS

Board of Directors

At the Annual Meeting ten (10) directors of the Company are to be elected to serve until the next Annual Meeting of Shareholders and until their successors are elected and qualified. All of the nominees are currently members of the Board of Directors. The Bylaws of the Company provide for not fewer than nine (9) or more than seventeen (17) directors. By resolution, the Board of Directors has fixed the number of directors at ten (10).

The persons named below are nominated by the Board of Directors and, unless the shareholder marks the proxy to withhold the vote, the enclosed proxy, if returned and not subsequently revoked, will be voted in favor of their election as directors. If for any reason any such nominee becomes unavailable for election, the proxy holders will vote for such substitute nominee as may be designated by the Board of Directors. The proxy holders reserve the right to cumulate votes for the election of directors and to cast all of such votes for any one or more of the nominees, to the exclusion of the others, and in such order of preference as the proxy holders may determine in their discretion if cumulative voting is involved as described above under "Voting Rights.”

The following table sets forth the names of the persons nominated by the Board of Directors for election as directors and certain additional information as of April 2, 2018, including biographical information, qualifications, business experience and directorships with other public companies of each nominee covering at least the last five years.

Name and Relationship With Company	Position, Principal Occupation, Business Experience and Directorships	Age
Steven I. Barlow Director

Mr. Barlow was appointed to the Board in November 2017 after the acquisition of Bank of Napa, where he had served as a Director for three years.  He has served on the Audit Committee and the Bank’s Asset Liability Management Committee since January 2018.  Throughout a banking career spanning over forty years, Mr. Barlow held several C-suite positions, including Executive Vice President and Chief Operating Officer at Mechanics Bank from 1995 until he retired in 2014.  In that capacity he was responsible for operations, retail banking, human resources, information technology, legal and compliance services, marketing and product management and facilities and security.  Prior to that, he spent seventeen years at Napa Valley Bank, the last eight as President, CEO and Director.  Mr. Barlow graduated from Stanford University with bachelor’s degrees in Economics and Political Science and has been a resident of San Rafael, CA for over twenty years.  He served on the 2014 – 2015 Marin County Civil Grand Jury.  Mr. Barlow is past president and a current director of the West Contra Costa YMCA and is also a member of the Finance Committee of the YMCA of the East Bay.  We believe Mr. Barlow’s strong banking experience, his high level of understanding of the Board’s roles and responsibilities based on his service on another bank board and his extensive knowledge of the Napa and Marin communities well qualifies him to serve on our Board.

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Russell A. Colombo President, CEO and Director

Mr. Colombo has been President, CEO and Director since 2006, a member of the Executive Committee and the Bank’s Asset/Liability Management Committee since 2006, and a member of the Bank’s Wealth Management and Trust Services Committee since 2007. Mr. Colombo joined Bank of Marin in March 2004 as Executive Vice President and Branch Administrator and was appointed Executive Vice President and Chief Operating Officer in July 2005.  As of July 1, 2006 he assumed the position of President and Chief Executive Officer.  He has over forty years of banking experience including positions as Senior Vice President and Group Manager of the San Francisco office of Comerica Bank and as Senior Vice President and Regional Manager during his nineteen year career with Union Bank of California. He received a Bachelor of Science degree in Agricultural Economics & Business Management from University of California, Davis and an MBA in Banking & Finance from Golden Gate University.  Mr. Colombo is a Board member of Western Bankers Association, past Chairman of Western Independent Bankers Association and former member of its Executive Committee.  He was also a Regent of Hanna Boys Center for fifteen years until leaving the Board in 2017.  Mr. Colombo is Chairman of the Citizens Oversight Committee of Sonoma-Marin Area Rail Transit (SMART). In addition to his proven exemplary leadership of the Company and his experience in relationship banking, we believe Mr. Colombo’s extensive knowledge of the financial markets and the markets in which the Company serves well qualifies him to serve as CEO and President and to serve on our Board.

65
James C. Hale Director

Mr. Hale joined the Board in March 2014. He serves as Chair of the Audit Committee and is an “Audit Committee Financial Expert” as defined by the Securities and Exchange Commission.  He has served as a member of the Executive Committee since April 2014, and a member of the Wealth Management and Trust Services Committee since February 2015.  Beginning in August 1998, Mr. Hale founded and served as general partner and CEO of FTV Capital and its predecessor firm, FTVentures, an investment firm specializing in venture capital and private equity investments in financial technology companies worldwide. Mr. Hale currently serves as Founding Partner and an Advisor to the firm. Before establishing FTV Capital, Mr. Hale was a Senior Managing Partner at BancAmerica Securities (formally Montgomery Securities), where he founded the financial services corporate finance practice.    Mr. Hale today serves as a Board member and Risk Committee Chair of ACI Worldwide (NASDAQ: ACIW) and a Board member and Audit Committee Chair of Mitek Systems (NASDAQ: MITK).  In recent years, Mr. Hale served as Chairman of the Board and Audit Committee Chair of Official Payments Holdings, Inc. (NASDAQ: OPAY), a public payments company. He previously served as director and Audit Committee Chair of ExlService Holdings, Inc. (NASDAQ: EXLS), a publicly traded business process outsourcing company; and director of the State Bank of India (California).  Mr. Hale has also served on boards of several private technology companies. We believe that Mr. Hale’s thirty-eight years of management experience in the banking, payments, financial services and technology industries; his expertise and his experience as a corporate director and board chairman of other public financial services companies as well as his audit committee leadership well qualifies him to serve on our Board.

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Robert Heller Director

Dr. Heller has been a Director since 2005 and has served as a member of the Compensation Committee from 2006 to 2015 and the Bank’s Wealth Management and Trust Services (“WMTS”) Committee since 2006, serving as Chair of the WMTS Committee since 2008. He was named to the Nominating and Governance Committee in February 2014 and served on the Bank’s Asset/Liability Committee from August 2014 through October 2015. Dr. Heller received his Ph.D. in Economics from the University of California at Berkeley. In 1974 he was named as Chief of the Financial Studies Division of the International Monetary Fund in Washington, DC.  In 1978, he joined Bank of America in San Francisco as Director of International Economic Research.  In 1986 he was appointed as a member of the Board of Governors of the Federal Reserve System.  In 1989, Dr. Heller joined VISA International and starting in 1991 served as President and CEO of VISA USA until 1993.  From 1995 to 2002, he was Executive Vice President and a member of the Board of Directors of the Fair Isaac Corporation (NYSE:FIC). He currently serves on the Board of Sonic Automotive Inc. (NYSE:SAH) as well as several private companies. He is now a Staff Commodore of The San Francisco Yacht Club. He has served as the Chairman of the Board of Marin General Hospital and on the boards of many educational and cultural institutions, including the World Affairs Council of Northern California, the Romberg Center for Environmental Studies of San Francisco State University and the Institute for International Education in San Francisco. We believe that Dr. Heller’s experience as the president and chief executive officer of a large company, his leadership role with the Federal Reserve System, and his extensive financial expertise well qualifies him to serve on our Board.

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Norma J. Howard Director

Ms. Howard has been a Director since 1996, has served as a member of the Compensation Committee since 1999, chairing the Committee from 2002 to 2007, and as a member of the Audit Committee from 2012 to 2015; a member of the Executive Committee and Nominating and Governance Committee since 2014, and is currently serving as Chair of the Nominating and Governance Committee. Since 2004, Ms. Howard has served as President of NOHOW Communications Consulting, a public affairs and public relations consulting firm. In 2003, Ms. Howard retired as General Manager after a thirty-three year career with SBC Communications. In her position, she was the company spokesperson of media/community relations and public affairs issues for a twenty-four county region. Ms. Howard has been a resident of Marin County for over forty years. She has served on the boards of Birkenstock Footprint Sandals, Inc., American Red Cross, United Way of the Bay Area, California State Automobile Association, ACA Holdings Inc., a subsidiary of CSAA, and Canal Alliance. She has also served as president of the San Rafael Chamber of Commerce and on numerous other boards. We believe that Ms. Howard’s high level of understanding of the Company and the Board’s roles and responsibilities developed during her long tenure on the Company’s Board of Directors as well as her executive leadership experience and her communications and public relations experience well qualifies her to serve on our Board.

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Kevin R. Kennedy Director

Mr. Kennedy has been a director since November 2013 when the Company acquired NorCal Community Bancorp (“NorCal”) and Bank of Alameda. He has served as a member of the Bank’s Asset/Liability Committee since 2013 and was appointed a member of the Bank’s WMTS Committee in February 2015 and a member of Bancorp’s Audit Committee in August 2017.  Mr. Kennedy has worked in the financial services industry for thirty years.  In 2004, Mr. Kennedy founded Kevin Kennedy, LLC, a company engaged in financial planning and wealth management services, and he continues to be the owner and Managing Member of the company. He has also been the elected City Treasurer for the City of Alameda since 2000, now serving his fifth term. For many years, Mr. Kennedy wrote a column on financial matters for the Alameda Journal newspaper and hosted a business show on cable television. He received his Bachelor of Arts in Economics with a Minor in Statistics from University of California, Davis. He served on the Board of NorCal since 2009 and served as a member of the Loan, Audit, Compensation and Asset/Liability Committees. Mr. Kennedy is an active member of the Alameda Kiwanis Club and the Alameda Elks Lodge #1015. We believe that Mr. Kennedy’s strong business and financial experience, his high level of understanding of the Board’s roles and responsibilities based on his service on another bank board, and his extensive knowledge of the Alameda community, well qualifies him to serve on our Board.

51
William H. McDevitt, Jr. Vice Chairman of the Board

Mr. McDevitt has been a Director since 2007 and in 2015 he was elected Vice Chairman of the Board of Bank of Marin and Bank of Marin Bancorp. He has served on the Executive Committee since 2013 and the Bank’s Asset/Liability Management Committee since 2009, and has served as Chair of the Committee since 2013. He has also served on the Bank’s WMTS Committee from 2008 to 2009 and the Compensation Committee from 2007 to 2008 and was renamed to the Committee in March of 2015. He is a Marin native and has been a resident of Petaluma since 1979. Mr. McDevitt began his career in the construction industry in 1971, and is currently president of McDevitt Construction Partners, Inc. He is also general partner of McDevitt Enterprises, LP and president of Sausalito Hotel Corp (Inn Above Tide). Mr. McDevitt also invests in and manages commercial real estate in Marin & Sonoma Counties. In 1987, Mr. McDevitt became a founding director of Bank of Petaluma and held that position until the Bank was sold in 2000.  Mr. McDevitt currently serves on the Workforce Development Committee of North Coast Builders Exchange and is a past President. He has previously been active in the Petaluma Boys & Girls Club, Carousel Fund and the United Way Southern Sonoma. We believe that Mr. McDevitt’s strong business experience and relationships, his high level of understanding of the Board’s roles and responsibilities based on his service on another bank board, and his extensive knowledge of the Company’s market areas, well qualifies him to serve on our Board.

65

Leslie E. Murphy Director

Ms. Murphy joined the Board in January 2017.  She has served on the Bank’s Asset and Liability Management Committee since January 2017 and on the Nominating and Governance Committee since September 2017.  Ms. Murphy served on the Audit Committee from January 2017 to September 2017.  A resident of Marin, Ms. Murphy is a past member of the board of Heffernan Insurance, a current board member of the North Bay Leadership Council and is on the Advisory Committee for the Boys and Girls Club for Marin and Petaluma.  Ms. Murphy graduated from San Marin High School in Novato before going on to receive her degree in business management from California State University, Sacramento in 1984. She began working as an assistant project manager for W. Bradley Electric, Inc. (WBE) in 1985, founded by her father William Bradley, Sr. Fourteen years later she assumed the position of owner/CEO, which she has retained since 1999. Ms. Murphy has driven the company to not only take the number one spot on the list of top Electrical Contractors in the North bay and seventh largest woman owned business in the Bay Area, but has shaped the company to be loved and  voted by employees as one of the Best Places to Work for the past ten years. She makes it a priority to help in the community and has supported WBE in becoming one of the top 80 Philanthropist companies in the Bay Area for the past few years as well as being voted as top 100 women of influence and receiving the Heart of Marin award.  We believe that Ms. Murphy’s extensive knowledge of the Company’s market area, her commitment to the community and her leadership experience well qualifies her to serve on our Board.

56
Joel Sklar, MD Director

Dr. Sklar is a founding Director of Bank of Marin and has served on the Board since its inception in 1989. He served as Chairman of the Board of Bank of Marin and Bank of Marin Bancorp from July 2007 through December 2013.  He has been a member of the Audit Committee since 1992 and served as Chair of the committee from 1997 through 2005. Dr. Sklar has served as a member of the Executive Committee since 2007, a member of the Compensation Committee since 2014 and Chair of the Committee since 2015, and as Chair of the Executive and Nominating and Governance Committees from 2007 through 2013. He graduated cum laude with a Bachelor of Arts degree from Williams College in Williamstown, Massachusetts and received his medical degree from the University of California at San Diego. He trained in internal medicine at U.C. Medical Center in San Diego and in cardiology at the University of Colorado Health Sciences Center. Dr. Sklar is currently the Chief Medical Officer at Marin General Hospital and a cardiologist with Cardiovascular Associates of Marin and San Francisco. He is also an Assistant Clinical Professor at the University of California at San Francisco. Dr. Sklar serves as a director of the California Film Institute. We believe that Dr. Sklar’s high level of understanding of the Company and the Board’s roles and responsibilities developed during his long tenure on the Company’s Board of Directors as well as his extensive leadership experience in the Marin medical community well qualifies him to serve on our Board.

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Brian M. Sobel Chairman of the Board

Mr. Sobel is Chairman of the Board of Bank of Marin and Bank of Marin Bancorp, having been appointed to the positions effective May 2015.  He has been a Director since 2001 and has been a member of the Compensation Committee since 2003, serving as Chair from 2008 to 2015, and a member of the Nominating and Governance and Executive Committees since 2009, and as Chair of the Executive Committee since 2015.  He served the on Audit Committee from June 2016 to January 2017 and is a member of the Bank’s Asset/Liability Committee.  Since 1987, he has been the principal consultant of Sobel Communications of Petaluma, a media and governmental relations firm. Mr. Sobel spent ten years as a city council member in Petaluma. He has served as chair of the Sonoma County Transportation Authority, president of a nonprofit housing group, corporate officer and trustee of the Cedars Foundation of Ross, and president of the Petaluma Area Chamber of Commerce. Educated at San Francisco State University, he has authored two books and an anthology and prior to 1987 worked for a major corporation as a writer, training consultant and video producer. He currently serves as a board member of the Golden Gate Bridge, Highway and Transportation District and was a two-term governor's appointee to the 4th Agricultural District Board of Directors. We believe that Mr. Sobel’s media relations experience and his extensive knowledge of the Company’s market area, particularly Marin and Sonoma Counties, well qualifies him to serve on our Board.

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THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS

A VOTE “FOR” EACH OF THE DIRECTORS NOMINATED FOR RE-ELECTION

IN PROPOSAL ONE.

Director Compensation

The following table sets forth certain information regarding the compensation earned by or awarded to each non-employee director who served on the Board of Directors in 2017.

	Fees earned
	and paid in	Stock	Option
	Cash	Awards	Awards		All Other	Total
Name	($)(1)	($)(1)	($) (1)		Compensation	($)
Steven I. Barlow	—	—	—		—	—	(3)
James C. Hale	37,273	—	31,227	(2)	—	68,500
Robert Heller	36,316	31,184	—		—	67,500
Norma J. Howard	36,316	31,184	—		—	67,500
Kevin Kennedy	31,306	15,592	15,602	(2)	—	62,500
William H. McDevitt Jr.	40,273	—	31,227	(2)	—	71,500
Leslie E. Murphy	16,263	16,237	—		—	32,500	(4)
Michaela K. Rodeno	36,732	31,184	—		—	67,917	(5)
Joel Sklar, MD	36,316	31,184	—		—	67,500
Brian M. Sobel	51,316	31,184	—		—	82,500

(1)

During 2017, each member of the Board who is not also an officer or employee of the Company received a director fee of $62,500; approximately $31,250 in Company stock and/or non-qualified stock options to purchase Company stock, and approximately $31,250 in cash.  Compensation for service for incumbent directors is paid semi-annually in arrears in July and January.  The equity component of the annual compensation is paid, at the election of the director, in 100% common stock, 100% non-qualified stock options to purchase common stock, or in a combination of 50% common stock and 50% non-qualified stock options.  An analysis performed by the Company’s compensation consultant, Pearl Meyer, confirmed that the practice of delivering 50% of compensation in equity and 50% in cash meets with industry standards.  The stock based compensation to each director for service in 2017 was paid in Company common stock with a market value at time of grant, with fractional shares being paid in cash.  The non-qualified stock options were granted at fair market value at the time of grant with the number of shares covered by the option determined based on the Black-Scholes valuation method.  The Chairs of the Bank’s WMTS Committee, the Compensation Committee and the Nominating and Governance Committee received an additional annual cash payment of $5,000. The Chairs of the Audit Committee and the Bank’s Asset/Liability Management Committee received an additional annual cash payment of $6,000.  The Chairman of the Board received an additional annual cash payment of $20,000.  The Vice Chairperson of the Board received an additional annual cash payment of $3,000.  The Compensation Committee reviewed the additional cash payments paid to the Chairman of the Board, the Vice Chairperson of the Board and committee chairs relative to the Company’s peer group, discussed further in the Compensation Discussion and Analysis.  Upon this review, the Committee affirmed the annual cash payments for these services.  The stock portion of the fees was awarded from the 2010 Director Stock Plan.  The non-qualified stock options granted in January were awarded from the Bank of Marin 2007 Equity Plan and those granted in July were awarded from the Bank of Marin 2017 Equity Plan. If a director retires from the Board before earned director compensation is paid, that individual receives payment in cash rather than in stock.

(2)

Mr. Hale and Mr. McDevitt elected to receive 2,664 non-qualified stock options and Mr. Kennedy elected to receive 1,331 non-qualified stock options.  The stock options granted in 2017 were fully vested and exercisable immediately.  As of December 31, 2017, Mr. Hale and Mr. McDevitt had

3,235 exercisable shares and Mr. Kennedy had 3,416 exercisable shares, which include 1,800 shares from an award granted in 2015.
(3)	Mr. Barlow joined the Board in November 2017 and was paid for his service provided in November and December in January 2018.
(4)	Ms. Murphy joined the Board in January 2017.
(5)	Ms. Rodeno retired from the Board of Directors, effective July 21, 2017 and was paid for her service in July in cash rather than in stock.

CORPORATE GOVERNANCE

Director Independence

As of the Record Date (April 2, 2018), each of the persons nominated for election as a director, except for Russell A. Colombo (the CEO and President of the Company) was “independent” within the meaning of NASDAQ’s listing rules.

Board Meetings and Committees

There were six (6) regular meetings and three (3) special meetings of the Board of Directors of the Company during 2017. Each director standing for re-election to the Board attended at least 75% of the aggregate number of meetings of the Board of Directors and meetings held by all committees of the Board on which he/she served.

The Board of Directors is responsible for the overall affairs of the Company. To assist it in carrying out this responsibility, the Board has delegated certain authority to several Company committees, the duties of which and membership at April 2, 2018 were as follows:

Nominating
and
Name of Director	Executive	Compensation	Audit	Governance
Steven I. Barlow			X
Russell A. Colombo	X
James C. Hale	X		Chair
Robert Heller				X
Norma J. Howard	X	X		Chair
Kevin Kennedy			X
William H. McDevitt, Jr.	X	X
Leslie E. Murphy				X
Joel Sklar, MD	X	Chair	X
Brian M. Sobel	Chair	X		X

X = Committee Member

Members of the Board of Directors also participate in monthly Bank of Marin Board meetings and various committees of Bank of Marin.

The Executive Committee, subject to the provisions of law and certain limits imposed by the Board of Directors, may exercise any of the powers and perform any of the duties of the Board of Directors. The Committee met four (4) times in 2017.

The Nominating and Governance Committee assists the Board in carrying out its duties and functions regarding corporate governance oversight and Board membership nominations.  Subject to the standards required by applicable NASDAQ listing rules, the Committee is composed of no less than a majority of independent directors of the Board.  The Committee will consider suggestions or recommendations for Board membership received from shareholders. Shareholders who wish to make such suggestions or recommendations should forward their written suggestions to the Chairman of the Nominating & Governance Committee addressed to Bank of Marin Bancorp, Attn: Corporate Secretary, 504 Redwood Boulevard, Suite 100, Novato, CA  94947. Whether a person is recommended for Board membership by a shareholder or by a director of the Company, the standards and qualifications to be considered for Board membership include local community involvement, sound reputation, and business or educational experience that will be beneficial to the Company. The Committee also considers each candidate’s contribution to the diversity of the Board, including personal characteristics, education, experience and skills. While the Committee carefully considers diversity when evaluating director candidates, it has not adopted a formal diversity policy. At present, the Committee does not engage a third party to identify and evaluate potential director candidates. All of the nominees approved by the Committee for election at the 2018 Annual Meeting were recommended by the Board. The Committee met four (4) times in 2017.

The Compensation Committee, consisting solely of independent directors as defined in the NASDAQ listing rules and Section 10C of the Securities Exchange Act of 1934, has primary responsibility for ensuring that compensation and benefits policies and programs for executive officers and the Board of Directors comply with applicable law and stock listing requirements, and are devised and maintained to provide and retain a high level of executive management and corporate governance competence.  The Committee met seven (7) times in 2017.

The Audit Committee, consisting solely of independent members as defined in the NASDAQ listing rules and Section 10A of the Securities Exchange Act of 1934, selects and recommends appointment of independent auditors, reviews and approves professional services performed by them and reviews the reports of their work together with regulatory agency examination reports. The Committee also reviews and approves the programs, work plan and reports of the Bank's Audit Manager and internal auditor. Director James C. Hale has been determined to be the Audit Committee Financial Expert. The Committee met eight (8) times in 2017.

The Executive, Compensation, Audit, and Nominating and Governance Committee charters are available on the Company’s website at www.bankofmarin.com under the “Investor Relations” tab.

Each current and nominated Board member is encouraged to attend the Annual Meeting of Shareholders. All members of the Board attended the 2017 Annual Meeting.

Indebtedness and Other Transactions with Directors and Executive Officers

In accordance with the Nominating and Governance Committee Charter, the Nominating and Governance Committee is responsible for reviewing and acting upon all related party transactions required to be disclosed by Item 404 of Regulation S-K for potential conflicts of interest.  Additionally, the Company’s Code of Ethical Conduct provides rules that restrict transactions with affiliated persons.

Prior to engaging in any related party transaction, a completed questionnaire describing the nature and structure of the transaction, along with any necessary supporting documentation, is submitted to the

Nominating and Governance Committee. In determining whether to approve a related party transaction, the Nominating and Governance Committee will consider, among other things, the following:

•	Whether the terms of the transaction are fair to the Company;

•	Whether the transaction is material to the Company;

•	The importance of the related person to the transaction;

•	The role the related person has played in arranging the transaction;

•	The structure of the transaction; and,

•	The interests of all related persons in the transaction.

The Company will only enter into a related party transaction if the Nominating and Governance Committee determines that any interested director has abstained from  voting on the matter and that the transaction is beneficial to the Company, and the terms of the transaction are fair to the Company.

In February 2012, the Board, at the recommendation of the Nominating and Governance Committee, approved a related party transaction between Bank of Marin and Terra Verde Property Management Corporation (“Terra Verde”) to outsource the oversight of facility maintenance for the Company. The annual contract provides for an assessment of all of the Company’s facilities, oversight and analysis of expenses incurred, preventative maintenance and lease negotiations. The initial term of the agreement is three years with an initial base annual compensation of $72,000, with an annual increase of 3.0% per year on each anniversary of the effective date of the agreement. Kevin Colombo, son of President and CEO Russell A. Colombo, is 100% owner of Terra Verde.  As CEO and President, Russell A. Colombo is not directly involved in facility management and the costs associated with the contract are covered in an annual budget that is approved by the Board of Directors. The Company obtained two other bids from reputable companies and both were determined to be more costly and did not provide the added value of handling lease negotiations. The Board determined that the transaction is beneficial to the Company, and the terms of the transaction are fair to the Company. No waiver of the Company’s Code of Ethical Conduct was required in approving the transaction.

In February 2015, the Board, at the recommendation of the Nominating and Governance Committee, approved a three year extension of the agreement, including provision for an automatic three-year extension, for the same services at an initial base annual compensation of $78,676, with an annual increase of 3.0% per year on each anniversary of the effective date of the agreement’s extension.  The agreement, as extended, was assigned, with the Company’s consent, by Terra Verde to Collier International Real Estate Services Management (CA), Inc.  Kevin Colombo has been hired as a consultant by Collier to serve as the point of contact with the Company.  No waiver of the Company’s Code of Ethical Conduct was required in approving the extension of the agreement.

Additionally, the Company’s subsidiary, Bank of Marin, has had and expects to have banking transactions in the ordinary course of business with some of the directors and executive officers of the Bank (and their associates), on substantially the same terms (including interest rates, collateral and repayment terms) as those prevailing at the time for comparable loans with persons not related to the Company. During 2017 no loan to any director or executive officer of the Company (or their associates) has involved more than normal risk of collectability or presented other unfavorable features. All loans to directors or executive officers would be subject to the limitations prescribed by California Financial Code Section 1360, et seq. and  applicable federal law and regulations.

Board Leadership Structure

It is the role of the Nominating and Governance Committee to annually review, and when appropriate make recommendations to the Board of Directors concerning board composition, structure, and functions. The Board has deemed it appropriate to have two separate individuals serve as Chairman of the Board and Chief Executive Officer. According to the Company’s bylaws, the Chairman of the Board shall preside at meetings of the Board of Directors and shareholders and exercise and perform such other powers and duties as may be from time to time assigned to him/her by the Board of Directors. The bylaws further provide that the President of the Company will be the Chief Executive Officer and shall, subject to the control of the Board of Directors, have general supervision, direction, and control of the business and the officers of the Company. As the oversight responsibilities of the Board of Directors grows, the Board believes it is beneficial to have an independent Chairman with the sole job of leading the Board, while allowing the President to focus his efforts on the day-to-day management of the Company and the Bank. The Board does believe that it is important to have the President as a director.  The Company aims to foster an appropriate level of separation between these two distinct levels of leadership of the Company.  In addition to the Chairman, leadership is also provided through the respective chairs of the Board’s various committees.

Board’s Role in Risk Oversight

It is a fundamental part of the Board’s responsibility to understand the risks the Company faces and what steps management is taking to manage those risks. It is also important that the Board understands what level of risk is appropriate for the Company. While the Board of Directors has the ultimate oversight responsibility for the risk management process, various committees of the Board also have responsibility for risk management. In particular, the Audit Committee focuses on risk assessment and risk management as they relate to financial reporting, including appropriate guidelines and policies to govern the process, as well as the Company’s major financial reporting risks and the steps management has taken to monitor and control them, and the Committee receives an annual risk assessment report from the Company’s outside auditor. The Executive Committee fulfills its oversight responsibility with respect to compliance and operational risk, by working with the Company’s Compliance Manager to understand regulatory and legislative issues and the Company’s projects and systems. In setting compensation, the Compensation Committee strives to create incentives that do not encourage excessive risk-taking beyond the Company’s ability to effectively identify and manage risk. The Bank’s Asset Liability Management Committee functions as a directors’ loan committee, oversees the Bank’s balance sheet, liquidity and capital management, as well as the management of credit, interest rate, and market risk within the context of the risk appetite established by the Board of Directors, and receives monthly reports from the Chief Credit Officer and Chief Financial Officer. Additionally, the Board of Directors is provided physical and information security risk assessments by management on an annual basis.

EXECUTIVE COMPENSATION

Executive Officers

The Board has designated the following officers as executive officers of the Company and/or Bank of Marin:  President and Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, Executive Vice President, Retail Banking, Chief Credit Officer, Chief Information Officer, and Executive Vice President, Commercial Banking.  At December 31, 2017, the incumbents to those offices were: Russell A. Colombo, James S. Kimball, Tani Girton, Peter Pelham, Elizabeth Reizman, James T. Burke, and Tim Myers, respectively.  Following is information regarding the executive officers excluding Mr. Colombo, who is a director nominee and whose information has been previously presented.

James S. Kimball, 53, joined Bank of Marin in October 2017 as Executive Vice President and Chief Operating Officer, assuming responsibility for Commercial Banking, Retail Banking, Wealth Management & Trust Services and Marketing.  Mr. Kimball has more than twenty-eight years of commercial banking experience, primarily in the Bay Area.  He joins Bank of Marin from Wells Fargo Bank, where, among other roles, he served as Senior Vice President and Region Head for the North Coast Regional Commercial Banking Office and Wine Industry Specialty Group.  Earlier in his career, Mr. Kimball spent more than twenty years with Bank of America, ending his tenure as the Regional Manager responsible for the commercial banking segment in five Bay Area markets.  Mr. Kimball earned his Masters of Business Administration and Bachelor of Science degree in Finance from California State University, Sacramento.  A lifelong resident of Petaluma, Mr. Kimball has been involved in a number of community organizations including the San Francisco Chamber of Commerce, North Bay Leadership Council, Sonoma State’s Wine Business Institute, the Greater Bay Area Leukemia & Lymphoma Society and the Petaluma Educational Foundation.

Tani Girton, 58, joined Bank of Marin in August 2013 as Executive Vice President and Chief Financial Officer. Ms. Girton’s financial services career of over 31 years spans all aspects of financial, treasury and portfolio management across the banking, brokerage and thrift industries. Before joining Bank of Marin, she served as Executive Vice President and Treasurer for Bank of the West. Prior to her time with Bank of the West, as Charles Schwab’s Vice President of Treasury Capital Markets, she was a key member of the team that launched and built Schwab Bank.  Ms. Girton also served as a finance lecturer for San Francisco State University and in multiple roles for San Francisco Federal Savings and Loan and for its acquirer, CalFed Bank.

Peter Pelham, 61, joined Bank of Marin in 1994 as Manager of the Bank's first branch in Novato.  In 2005 he was named Senior Vice President and Branch Administrator and in April 2006 he was named Executive Vice President and Branch Executive. As of June 2009, Mr. Pelham assumed the position of Executive Vice President, Retail Banking.  Prior to joining Bank of Marin, he had sixteen years of banking experience, twelve of which were with Novato National Bank and Westamerica Bank in Marin County.

Elizabeth Reizman, 59, joined Bank of Marin in 1996 as Vice President and Commercial Lender in the Bank’s Novato branch. In 2004 she was named Senior Vice President and Loan Team Manager in the Bank’s credit management department. In 2009 she was named Senior Vice President and Commercial Banking Manager. In November 2013, Ms. Reizman assumed the position of Executive Vice President and Chief Credit Officer. She began her banking career in 1981 as a senior account administrator for Crocker Bank. In her fifteen year career prior to joining Bank of Marin, Ms. Reizman served as a commercial lender and as a senior credit examiner for Bank of California. Prior to her employment with Bank of California, she served in Private Banking and as a business banking credit administrator for Hibernia Bank.  Ms. Reizman graduated from Stanford University with a bachelor’s degree in economics.  A long-time volunteer in the Marin County community, Ms. Reizman serves on the Board of Directors of Whistlestop.

James T. Burke, 63, joined Bank of Marin in 2013 as Senior Vice President and Chief Information Officer.  In January 2016 he assumed the position of Executive Vice President and Chief Information Officer.  He has responsibility for Centralized Services, which includes Operations, Information Technology, Security, Facilities, Project Management , Fraud Management and Administration.  Prior to joining Bank of Marin, Mr. Burke had over thirty years of experience in financial services including serving as First Vice President and Chief Information Officer at Irwin Financial Corporation, Senior Vice President of Retail Technology at Bank of America and Vice President of Securities Custody Technology at Charles Schwab.  Mr. Burke graduated from San Francisco State University with a bachelor’s degree in mathematics.  He currently serves on the Board of Directors of Alternatives in Action in Oakland, CA.

Tim Myers, 47, joined Bank of Marin in April 2007 as Senior Vice President and Manager of the San Francisco Commercial Banking Office.  In 2013 he was named Senior Vice President and Commercial Banking Manager.  In March 2015 he assumed the role of Executive Vice President, Commercial Banking.  Mr. Myers has over twenty years of experience in finance with nineteen years of banking experience, all in commercial banking. He began his banking career in 1998 as Assistant Loan Officer at Imperial Bank, working with Russell Colombo. Prior to joining Bank of Marin, he served as a Vice President, Relationship Manager for U.S. Bank, National Association in Portland, OR. Prior to his time with U.S. Bank, Mr. Myers was Vice President, Commercial Banking Officer for Comerica Bank-Western Division.

Compensation Discussion and Analysis

This section addresses the compensation programs, philosophy and objectives, of the Bank of Marin Bancorp and its banking subsidiary, Bank of Marin (collectively in this section, the “Company”), including the process for making compensation decisions, the role of management in the design of such programs, and its 2017 executive compensation components. This section also addresses the factors most relevant to understanding the Company’s compensation programs and what they are designed to reward, including the essential elements of compensation, the reasons for determining payment of each element of compensation, and how each compensation element fits into the Company’s overall compensation objectives and affects decisions regarding other compensation elements.

Executive Summary

The Compensation Committee (the “Committee”) of the Board of Directors establishes and administers the compensation and benefit programs for Named Executive Officers, the persons identified in the Summary Compensation Table which follows. In addition, the Committee is responsible for administering other companywide compensation and benefits plans for all employees. The Committee consists entirely of independent directors.  The Committee carefully considers the components of the executive compensation programs to attract and retain high quality Named Executive Officers and to incent the behavior of Named Executive Officers to create shareholder value and accomplish the Company’s strategic goals. The Committee engages independent consultants from time to time and considers the compensation programs of peer financial institutions to ensure that the Company’s compensation programs are competitive with market practices.

The Committee’s philosophy, practices and policies have been developed over a number of years and have not historically been subject to sweeping, material changes. In 2017, the Company included an advisory vote to approve executive compensation, providing shareholders with an opportunity to communicate their views on the Company’s executive compensation program. The Company’s executive compensation was approved by 96% of the shares voted. The Committee considered the results of this vote in setting executive compensation for 2018 and concluded that the strong support of the Company’s compensation program indicates that shareholders concur with the Company’s alignment of compensation and performance. At the

2017 Annual Meeting of Shareholders, the shareholders held, by majority vote, for a one-year frequency of the non-binding, advisory vote on executive compensation.  While the frequency vote was non-binding, the Board of Directors has made the decision to continue to include the advisory vote to approve executive compensation annually.

Philosophy

The Company’s executive compensation programs are designed to attract and retain high quality officers that are critical to its long-term success. The Company’s Board of Directors and management believe that the most effective executive compensation program is one that is designed to reward the achievement of specific annual, long-term and strategic goals, which aligns Named Executive Officers’ interests with those of the shareholders by rewarding performance above established goals, with the ultimate goal of improving shareholder value without rewarding undue short-term risk-taking. This is achieved by utilizing a combination of short-term cash incentives, paid annually, and long-term equity incentives, which vest over either a three-year period or a five-year period. The Committee engages independent national human resources consulting firms to periodically conduct a review of the Company's total compensation programs. During these periodic reviews, each component of total compensation is compared against a regional peer group that is similar to the Company in asset size, geography and performance. (For details, see “Compensation Consultants” and “Peer Group Review” herein.)  In 2016, the Committee adopted a new peer group to be used in 2017 and 2018.  They are used in the charts below.  The 2016 peer group was made up of major exchange publicly traded banks on the West Coast, including Hawaii, with total assets between $1 billion and $5 billion.

The Committee's compensation philosophy is to target base salaries at or near the median (50th percentile) and to target total compensation (including annual cash incentives, long-term equity incentives, and benefits) between the 50th and 75th percentiles of the regional peer group. The Company believes paying total compensation between the 50th and 75th percentile for above-average performance is critical for attracting and retaining the qualified executives it needs to achieve its business objectives. Overall, compensation paid to Company executives is believed to be competitive with market practices.

Base compensation levels for Named Executive Officers are established based on market data and are adjusted based on individual performance and experience. Annual incentives, including performance-based bonuses and long term equity awards, are based on both Company and/or individual performance objectives, which include asset and revenue growth, identification of strategic opportunities, and core earnings performance.  It is the Committee’s desire to remove as much discretion as possible from the incentive based compensation in favor of a metrics based program.

Business Highlights

•

In 2017, Bank of Marin acquired Bank of Napa. As a result, Bank of Marin is the largest community bank in Napa County by deposit share. This is the third acquisition in the past six years that strengthens the Bank’s presence in the San Francisco Bay Area and has allowed for average deposit growth of 9% over the past ten years.

•	As part of its organic growth plan, the Bank expanded its executive and lending teams with several strategic hires in 2017.
•	Strong credit quality remains a cornerstone of the Bank’s consistent performance, with non-performing assets under 2% every year for the past ten years, ending 2017 at 0.69%.

•

Return on assets ("ROA") historically exceeded Peer Bank median returns, but declined to 0.75% in 2017.  Acquisition expenses and the deferred tax asset write-down reduced ROA by 0.22 percentage points.

•

With a focus on strong credit quality and growth, the Company generated total shareholder return over the period January 1, 2009 through December 31, 2017 at the 70th percentile of the peer group, while stock volatility was below the average of the Peer Group.

As the chart indicates, a $100 investment in the Company’s common stock on January 1, 2009 would have grown to $335 on December 31, 2017 after dividend reinvestment. This compares to our peer group companies adopted in 2016 which remain publicly-held, where the median performance of the peer group would have resulted in a $100 investment over the same period increasing to $211, after dividend reinvestment.  As a result, the Company’s total shareholder return over the nine-year period was at the 70th percentile of the peer group.

As designed, our compensation program is instrumental in motivating and rewarding our executive officers for achieving financial performance which compares favorably with our peer banks.

Compensation Best Practices

The Compensation Committee has implemented strong governance practices that reinforce our principles, support sound risk management and are shareholder-aligned:

•	Assess Pay versus Performance. The Committee continually reviews the relationship between compensation and Company performance.
•

Reasonable Compensation Targets. Base salaries are targeted at or near the median (50th percentile) while target total compensation (including annual cash incentives, long-term equity incentives, and benefits) is targeted between the 50th and 75th percentiles of the regional peer group, with variation based on individual experience and performance.

•

Balanced Performance Measurement. To mitigate risk while driving performance the Committee approved an annual incentive plan based on multiple measures, including Net Income, Return on Assets, the Efficiency Ratio, Annual Loan Growth , Annual Deposit Growth, Annual Demand Deposit Growth, and individual performance.

•	Clawback Provisions. The Committee has approved a clawback provision with respect to the annual incentive plan to allow for the recoupment of compensation under certain circumstances.
•

Performance-Based Long-Term Incentives. The Committee increased the proportion of Performance Restricted Stock to 45% of the total equity grant. Performance objectives for 2017 include performance relative to peers.

•

Stock Ownership Guidelines. Our stock ownership requirements are rigorous: 2 times base salary for the CEO, 1.5 times base salary for the COO, and 1 times base salary for other Named Executive Officers, and 2 times maximum annual cash retainer for Board members. All Named Executive Officers and Board members are in compliance with guidelines.

•

No Hedging. The Company does not allow directors and Named Executive Officers to enter into short sales of common stock or similar transactions where potential gains are linked to a decline in the price of our stock. Recipients of equity awards also may not enter into any agreement that has the effect of transferring or exchanging any economic interest in an award for any other consideration.

•

No Pledging. Directors and Named Executive Officers, as well as all officers of the Company, are prohibited from pledging Company securities as collateral for a loan or holding Company securities in a margin account.

•	No Option Repricing Without Shareholder Approval.
•	No Excise Tax Gross-Ups.
•	Use of an Independent Compensation Consultant Reporting to the Compensation Committee.

Process for Making Compensation Decisions

Role of the Chief Executive Officer

Shortly following the conclusion of each calendar year, the Company’s Chief Executive Officer (the “CEO”), assisted by the Director of Human Resources, conducts an annual performance evaluation process for all Named Executive Officers, other than for himself, as well as for other members of senior management who are not Named Executive Officers. As part of each annual performance evaluation, the CEO considers, among other key factors, i) the executive’s performance of job responsibilities and achievement of individual and/or departmental objectives and ii) management and leadership skills, such as effective communication, problem solving, business development and community involvement. In addition, the executive’s contributions to the

Company’s overall financial goals are indirectly considered.  Based on this evaluation, the CEO determines, for each of the Named Executive Officers (other than himself), recommendations for salary adjustments, including merit increases, and annual performance-based bonus amounts to be made to the Committee for its approval. The Named Executive Officer’s performance-based bonus is determined by the Company’s financial performance relative to that year’s financial performance goal and individual performance goals.

In addition, recommendations by the CEO and the Director of Human Resources for the grant of equity awards to Named Executive Officers under the Company’s equity compensation plan are submitted to the Committee for approval and are based on the Company’s prior year performance.

Role of the Compensation Committee

The Committee periodically reviews the compensation levels of the Board of Directors. In its review, the Committee looks to ensure that the compensation is fair, reasonably competitive and commensurate to the responsibilities of both the individual directors as well as the Board in the aggregate.  Additionally, the Committee specifically takes into consideration the Directors’ adherence to the Company’s Director Stock Ownership Guidelines when reviewing compensation.

The Committee has responsibility for establishing, implementing and continually monitoring adherence with the Company’s compensation philosophy. The Committee ensures that the total compensation paid to Named Executive Officers is fair, reasonable and competitive and that the types of compensation and benefits provided to the Named Executive Officers are similar to comparable executives within an established peer group. The Committee is also responsible for the review and approval of Company goals and objectives relevant to the compensation, including the incentive awards, of the Company’s CEO, to evaluate the performance of the CEO in light of the goals and objectives and to determine and approve the CEO’s compensation levels based on this evaluation. The Committee reviews compensation levels for the other Named Executive Officers, including the CEO’s recommendations on annual bonus and salary increases for Named Executive Officers and makes final determinations and approvals. Additionally, the Committee reviews and approves the grant of equity awards to assure that the Committee considers all elements of proposed compensation.

To achieve these goals and objectives, the Committee expects to maintain compensation plans that create an executive compensation program that is set at competitive levels of comparable public financial services institutions with comparable performance.  The Committee has followed certain fundamental objectives to ensure the effectiveness of the Company’s compensation strategy. These objectives include the following:

Internal and external fairness. The Committee recognizes the importance of perceived fairness both internally and externally of compensation practices. The Committee has evaluated the overall economic impact of the Company’s compensation practices and, when deemed necessary, has consulted with independent outside advisors in the evaluation of contractual obligations and compensation levels.

Performance-based incentives. The Company has established financial incentives for executives who meet certain objectives, which thereby assist the Company in meeting its long-term growth and financial goals.

Shareholder value and long-term incentives. The Committee believes that the long-term success of the Company and its ability to consistently increase shareholder value is dependent on its ability to attract and retain skilled executives. The Company’s compensation strategy encourages equity-based compensation to align the interests of management and shareholders.

Full disclosure. The Committee seeks to provide full disclosure to the members of the Board of Directors of the Company of the compensation practices and issues to ensure that all directors understand the implications of the Committee’s decisions.

The Committee has reviewed the compensation practices of peers and considered management’s individual efforts for the benefit of the Company, and has reviewed various subjective measures in determining the adequacy and appropriateness of the compensation of Named Executive Officers. The Committee takes into account the performance of the Named Executive Officers and recognizes that the competition among financial institutions for attracting and retaining executives has become more intense in the past few years. The Committee takes such market considerations into account to ensure that the Company is providing appropriate long-term equity incentives to enable it to continue to attract new executives and to retain the ones it already employs. General economic conditions and the past practice of the Company are also factors that are considered by the Committee.  Further, the Committee specifically took into consideration:

•Double-trigger Change in Control Severance Payments

•Absence of any gross-ups in any of the incentive programs

•Clawback Policy in our performance based incentive plan

•Executive Stock Ownership Guidelines

The Committee has established various processes to assist in ensuring that the Company’s compensation program is achieving its objectives. Among these are:

Assessment of Company Performance. In establishing total compensation ranges, the Committee uses company performance measures, including net income, asset growth, earnings per share, return on assets, , asset quality, and efficiency ratio in two ways: to gauge generally the overall Company performance relative to peer companies and to gauge generally the overall Company performance against the Company’s own strategic objectives. These specific performance targets provide guidance for a view of general Company performance, which is then utilized as one element in determining overall compensation ranges.

Assessment of Individual Performance. Individual performance has a strong impact on the compensation of all employees, including the CEO and the other Named Executive Officers. For the Named Executive Officers, the Committee receives a performance assessment and compensation recommendation from the CEO, other than for himself, and also exercises its judgment based on the Board’s interactions with its Named Executive Officers. As with the CEO, the performance evaluation of these Named Executive Officers is based on his or her contribution to the Company’s performance, and other leadership accomplishments.

Total Compensation Review. The Committee reviews each Named Executive Officer’s base pay, bonus, and equity award compensation annually. In addition to these primary compensation elements, the Committee reviews the perquisites and other compensation and payments that would be required under various severance and change-in-control scenarios. Following the 2017 review, the Committee determined that these elements of compensation were reasonable in the aggregate.

Compensation Consultants

Pearl Meyer & Partners (“Pearl Meyer”), a large independent compensation consulting firm, was first engaged by the Committee in April 2012 to conduct a formal, comprehensive review of the Company’s executive and director compensation.  Pearl Meyer was also engaged in 2013, 2014, 2015, and 2016 to provide supplemental reviews and reports regarding the same.  Pearl Meyer does not perform any other services for the Company.

After the Committee’s review of applicable rules for independence, the Committee determined that there are no known conflicts of interest between Pearl Meyer and its affiliates and the Company and its affiliates.  Pearl Meyer reports directly to the Committee and does not provide services to, or on behalf of, any other part of the Company’s business.

The major services provided by Pearl Meyer in 2016  included: 1) review of the Company’s then current peer group, 2) recommendations to the Committee to refine the peer group based on the Company’s and peers size, 3) comprehensive review of the Company’s executive compensation programs, 4) comprehensive review of the Company’s non-employee director compensation program, and 5) review of the Company’s  2015 actual and target total direct compensation and 2016 target total direct compensation levels provided to the Company’s Named Executive Officers and non-employee directors, as well as the Company’s financial performance relative to the selected peer group to make recommendations to the Committee. The analysis and review performed by Pearl Meyer in 2016 were used in 2017 in setting executive compensation programs.

During 2017, Pearl Meyer provided minor consulting activities, including updating the executive and director compensation review, reviewing the Company’s performance relative to peers, and review of the Compensation Discussion and Analysis.

Peer Group Review and Market Study

When reviewing each compensation component for the Named Executive Officers, the Committee considers the compensation practices of specific peer companies whose asset size, geography and performance are comparable to the Company. As discussed above, the Committee first engaged Pearl Meyer in 2012 to review the Company’s peer group and make recommendations to the Committee.  The Committee adopted a revised peer group, as recommended by Pearl Meyer, for 2015 and 2016 purposes.  In 2016, the Committee adopted a new peer group to be used in 2017.  The 2016 peer group was made up of major exchange publicly traded banks on the West Coast, including Hawaii, with total assets between $1 billion and $5 billion.

Following is the specific peer group of twenty-three publicly-traded financial institutions approved by the Committee for use in 2016-and 2017 (the “2016 Peer Banks”):

• Bank of Commerce Holdings	• Heritage Financial Corporation
• Cascade Bancorp	• Heritage Oaks Bancorp
• Central Valley Community Bancorp	• National Bank Holdings Corporation
• CoBiz Financial Inc.	• Northrim BanCorp, Inc.
• CU Bancorp	• Pacific Continental Corporation
• Farmers & Merchants Bancorp	• Pacific Mercantile Bancorp
• First Foundation Inc.	• Pacific Premier Bancorp, Inc.
• First Northern Community Bancorp	• People's Utah Bancorp
• FNB Bancorp	• Preferred Bank
• Guaranty Bancorp	• Sierra Bancorp
• Hanmi Financial Corporation	• TriCo Bancshares
• Heritage Commerce Corp

Comparisons to the Peer Banks are based on the 2016 Peer Banks excluding those acquired as of March 15, 2018.

The Committee evaluated executive compensation to like positions in the 2016 Peer Banks in setting 2017 compensation. Based on this evaluation and Pearl Meyer’s analysis of the Company’s compensation programs relative to the peer group, the Committee approved the following executive compensation structure:

•	Target executive base compensation near the 50th percentile of the peer group, as established in 2017, which reflects a minor de-emphasis on base compensation with more focus on incentive opportunity.
•	Maximum incentive opportunity in 2017 was placed at 200% of the target incentive for both short term and long term incentives

Executive Compensation Components

For the fiscal year ended December 31, 2017, the principal components of compensation for Named Executive Officers were i) base salary, ii) performance-based bonuses, iii) equity awards and iv) perquisites and other plans and benefits. The Company’s policies and practices for each of the principal compensation components are explained in the following paragraphs.

Base Salary

Base salary is established based on market data and is adjusted based on individual performance and experience.

Performance-Based Incentives

The Company provides annual cash incentive award opportunities for eligible employees, through the use of the Annual Individual Incentive Compensation Plan (the “Incentive Plan”). The Incentive Plan allows for performance-based bonuses for Named Executive Officers that are based on the overall performance of the Company and on individual goals specific to the executive's area of responsibility.

Overall Company performance comprises at least 50% of the Named Executive Officers’ cash incentive potential, with the remaining percentage based on achievement of individual goals. The metrics used in the Company goals, as stated below, include net income, return on assets, the efficiency ratio, loan growth, and deposit growth.

The specific goal for each of these metrics is revised each year, and each metric is given its own specific weighting in the determination of the overall performance-based bonus opportunity. The metrics are derived from the Company’s annual budgeting process and are weighted based on the Company’s particular focus and relative importance for that year. For 2017 the specific Company goals and relative weights of each metric were:

Category	Weight	2017 Goal	2017 Results
Net Income	30%	$18,255,000	$20,247,000
Return on Assets	20%	0.88%	0.95%
Efficiency Ratio	15%	63.78%	62.23%
Annual Loan Growth	17.5%	$105,558,000	$59,507,000
Annual Deposit Growth	7.5%	$93,535,000	$148,360,000
Annual Demand Deposit Growth	10.0%	$12,348,000	$128,231,000

Individual Named Executive Officer goals, which determine the remaining percent bonus potential, are either qualitative or quantitative. Individual goals are either independent from the six Company metrics or may be used to give more individual significance to one of the six Company goals within the executive’s specific area of responsibility.

The Incentive Plan is prospective in design with the utilization of a defined payout formula that is based upon the achievement of a combination of pre-determined Company, department and/or individual performance criteria. The Incentive Plan further details provisions related to participation and eligibility, award opportunities at minimum, target and maximum performance measures and responsibilities for the administration of the plan. It also includes provisions for minimum performance for plan funding (plan gate) and a clawback policy. The Incentive Plan was filed as an exhibit to the Company’s 8-K filed with the Securities and Exchange Commission on October 21, 2010. The plan gate provides that for the Incentive Plan to be funded and “activated” for a Plan Year, the Company must achieve a threshold performance level calculated as a percentage of the Company’s budgeted net income.

In line with our pay for performance philosophy, over the past five years our Committee has awarded our Named Executive Officers 134% of their target incentive, on average, which is commensurate with the Company’s favorable performance relative to peers.  Further, the Committee has awarded the maximum incentive payout under the Plan in only one of the past five years, reflecting the difficulty in achieving the maximum payout of incentives under our Plan. Incentive payouts are calculated based on the individual goal result and weight. This format allows for higher payouts for exceptional results in one or more categories even if there is low or below minimum results for one or more categories.

Clawback Provision for Performance-Based Incentives

The clawback provision provides that if financial results are significantly restated due to negligence, fraud or intentional misconduct, there may be recoupment of the amounts paid in excess of amounts otherwise earned.

Equity Awards

The purposes of equity awards are to allow executives to share in the growth and prosperity of the Company, to retain executives over the long term and to maintain competitive levels of total compensation.

At the 2017 annual meeting, by majority shareholder vote, the Bank of Marin Bancorp 2017 Equity Plan was adopted.  The 2017 Plan replaced the Company’s 2007 Equity Plan which expired in 2017.  The Board of Directors wanted to continue with the flexibility and material features of the 2007 Plan and, therefore, the terms and conditions of the 2017 Plan were substantially similar to the terms and conditions of the 2007 Plan.

The 2017 Equity Plan allows the Company to offer multiple equity vehicles as incentives, including options, unrestricted stock, restricted stock, and stock appreciation rights.  Executives may be awarded a blend of equity awards. The Committee considers the attributes of each form of equity award when determining equity compensation; including the ability to align management with the long-term interests of shareholders, the immediate value versus appreciation opportunity of each form, as well as the tax consequences of each type of award.

Award levels are based upon market and the executive's level of responsibility and influence on the performance of the Company. Executives are granted stock options and/or restricted stock annually, based on overall Company performance. The option and restricted stock price is based on the fair market value on the effective date of the grant. Grants are approved at regularly scheduled Committee meetings.

In 2015 Performance Equity was added as form of equity compensation. Performance shares were granted on March 1, 2015, March 1, 2016 and March 1, 2017 and cliff vest after three years based on achieving established performance metrics relative to peers. Three-year performance metrics include earnings per share growth, efficiency ratio, return on assets, as well as loan quality metrics, to provide incentive for balanced growth and quality.

For 2017, Named Executive Officers with the title of Executive Vice President and above were granted a blend of 30% Incentive Stock Options, 25% Restricted Stock, and 45% Performance Restricted Stock.

Perquisites and Other Plans and Benefits

Consistent with the Company’s compensation objectives, Named Executive Officers are provided perquisites and other benefits that management believes are reasonable and consistent with the Company’s overall compensation program and which keep the Company competitive in the marketplace. The Company periodically reviews the level of perquisites and other benefits provided to the Named Executive Officers for suitability with the program objectives.

The Company is competitive with market practices by providing medical, dental, vision and life insurance, a 401(k) employer matching contribution up to $5,000 annually, and an Employee Stock Purchase Plan (the “ESPP”). The Company also offers key management, including the Named Executive Officers, a monthly auto allowance that is based on position and his/her contact with clients.

Employee Stock Ownership Plan

The Company also provides an Employee Stock Ownership Plan (the “ESOP”). Annually, the Company may make discretionary contributions of shares of common stock to the ESOP.  The decision normally is based on the Company's financial performance and condition. The purposes of the ESOP are to include all eligible employees in the ownership of the Company, to provide them with compensation that is free from current income tax and to accumulate benefits for retirement. Stock is awarded as a percentage of eligible cash compensation. Executives receive the same percentage as all other employees, up to the IRS limits.

Deferred Compensation Plan

The Company sponsors an unsecured, non-qualified plan known as the Deferred Compensation Plan, which allows Named Executive Officers and certain other highly compensated employees to defer all or a portion of their base salary and/or bonus.  Balances in the plan receive earnings, all of which are described in the “Nonqualified Deferred Compensation” table of this Proxy Statement.  Other than earnings accruals, all credits to the Deferred Compensation Plan represent a Named Executive Officer’s compensation previously earned and deferred; the Company does not provide any matching or similar credits.  The plan was designed to allow Named Executive Officers to defer some of their current income to help them with tax planning, and to assist the Company in attracting and retaining top executives by providing retirement benefits that are competitive within the Company’s peer group.

Supplemental Executive Retirement Plan

The Company also sponsors the Bank of Marin Supplemental Executive Retirement Plan. This plan allows named executives with the title of Executive Vice President and above who contribute materially to the continued growth, development and future business success of the Company, to receive a supplemental income at retirement.  As this type of plan is commonly offered among the Company’s peers, the inclusion of this benefit enhances the Company’s compensation program allowing the Company to recruit, retain and reward key decision makers of the Company. See “Supplemental Retirement Plan for Named Executive Officers” herein for more information on this plan.

Change in Control Agreements

The Company provides Named Executive Officers and other senior officers with agreements that provide for certain specified benefits upon a change in control of the Company.  These agreements are very useful tools that help the Company retain its key employees, including the Named Executive Officers, by providing those executives some certainty in compensation in the event the Company was to be sold, and also helps to ensure that the Company will have the benefit of their services through the pendency of any merger.  Such agreements are particularly necessary in an industry such as ours, where there has been considerable consolidation over the last ten years. See “Potential Payments upon Termination or Change in Control” herein for detailed information about these agreements, including a description of payout amounts under a hypothetical change in control of the Company as of the last business day of 2017.

Compensation Risk Assessment

In determining the level of risk arising from the Company’s compensation policies and practices, a thorough review and risk assessment evaluation of the Company’s compensation plans for all employees, as well as the overall compensation philosophy was conducted. The Committee evaluated the form and mix of compensation, controls and process, and the Company’s business strategies. The Committee has concluded that the Company’s compensation arrangements do not encourage employees to take unnecessary and excessive risks.

Compensation Committee Interlocks and Insider Participation

At April 2, 2018 the Compensation Committee was comprised of Dr. Sklar (chair), Messrs. Sobel and McDevitt, Jr., and Ms. Howard.  Each member of the committee is considered independent and none of the members are or have been officers of the Company, nor does any member have any relationship with the Company that would require disclosure under Item 404 of Regulations S-K concerning related party transactions.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis contained in this Proxy Statement.  Based on our Committee review of and the discussions with management with respect to the Compensation Discussion and Analysis, we recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017.

Submitted by the Compensation Committee of the Board:

Joel Sklar, Chair

Norma J. Howard

William H. McDevitt, Jr.

Brian M. Sobel

Summary Compensation Table

The following table sets forth summary compensation information for the President and Chief Executive Officer, Chief Financial Officer and each of the other three most highly compensated Named Executive Officers as of the end of the last fiscal year.  Mr. James Kimball, who was hired on October 16, 2017, has also been included in the table as a Named Executive Officer by virtue of his title even though his 2017 compensation was not such as to require disclosure.  The amount of his salary, bonus and total compensation have been annualized for disclosure purposes.

Bonus amounts were earned in the year shown and paid in the first quarter of the following year.

				Option	Stock
		Salary	Bonus	Awards	Awards	Other	Total
Name	Year	($)	($)	($)(1)	($)(1)	($)(2)	($)
Russell A. Colombo	2017	450,720	299,167	74,589	157,644	200,597	1,182,717
President & CEO	2016	437,592	274,000	76,486	128,097	199,505	1,115,680
	2015	400,355	231,614	87,795	141,593	184,052	1,045,409

James Kimball (3)	2017	325,000	130,000	62,520	139,000	2,830	659,350
EVP & Chief Operating Officer

Tani Girton	2017	266,710	102,597	29,519	62,640	93,301	554,767
EVP & Chief Financial Officer	2016	258,940	93,500	30,450	51,140	76,465	510,494
	2015	239,500	80,000	35,265	56,840	72,609	484,214

Peter Pelham	2017	229,473	99,242	25,343	54,288	121,194	529,540
EVP, Retail Banking	2016	222,789	79,000	27,250	45,926	97,768	472,733
	2015	214,725	88,000	31,836	51,765	89,335	475,661

Elizabeth Reizman	2017	241,020	97,234	26,639	56,376	90,293	511,562
EVP & Chief Credit Officer	2016	234,000	90,000	28,385	47,416	77,457	477,259
	2015	221,250	80,000	31,836	51,765	70,264	455,115

Tim Myers	2017	242,462	71,687	26,783	56,724	70,294	467,950
EVP, Commercial Banking	2016	235,400	76,500	27,766	46,423	53,950	440,039
	2015	215,000	90,000	18,245	41,615	25,574	390,434

(1)	The Black-Scholes pricing model was used to derive the fair value of the awards. The assumptions used in valuing the grants in 2017 are presented following the table “Grants of Plan Based Awards.”
(2)

The “Other” column includes perquisites and personal benefits, such as car allowances, provided to the Named Executive Officers. Each of the above Named Executive Officers received less than $10,000 of aggregate perquisites and personal benefits, except Mr. Colombo who received a car allowance of $14,400 and annual country club membership dues of $10,333. The “Other” column also includes matching contributions to the 401(k) Plan, profit sharing contributions to the Employee Stock Ownership Plan, imputed income on life insurance paid by the Company, imputed income on long term care insurance paid by the Company, dividends paid on unvested restricted stock, interest paid on the Deferred Compensation Plan, one-time payments pursuant to offers of employment letters, and the prorated account value increase attributable to the Supplemental Executive Retirement Plan.

(3)	Compensation is annualized as Mr. Kimball was hired as Executive Vice President and Chief Operating Officer on October 16, 2017.

CEO Pay Ratio

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of Regulation S-K, we have calculated the pay ratio between Russell A. Colombo, our Chief Executive Officer (“CEO”), and the median annual total compensation of our employees. The Company believes that the ratio of pay included in this information is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K.

As of December 31, 2017:

The median annual total compensation of all employees of our company (other than the CEO) was $78,043; and

The annual total compensation of our CEO was $1,195,460, including non-discriminatory benefits.

Based on this information, for 2017 the ratio of the annual total compensation for our CEO to the median of the annual total compensation of our employees was 15 to 1.

Methodology

This pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and employment records and the methodology described above. The SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices. Therefore, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios

Median Employee Identification and Compensation Calculation

For purposes of determining the compensation paid to the employees under consideration, we used earnings subject to Medicare tax as reported in Box 5, ‘‘Medicare wages and tips,’’ on each employee’s 2017 Form W‑2. This group includes full-time, part-time and temporary workers. We did not exclude from consideration any employees who joined our company during the year as the result of a business acquisition. We did annualize the compensation of anyone who was employed by us for only part of the year.

December 31, 2017 was the date selected to identify the “median employee” because it is the date consistent with the rest of the discussion included in this proxy statement and because our employee base does not materially change at any point during the year.

Once we identified our median employee, we identified and calculated the elements of such employee’s compensation for 2017 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K. The median employee’s total compensation for 2017 consisted of the following elements: base wages plus overtime, an annual cash incentive earned in 2017 and paid in February 2018, change in pension SERP value, contributions to the Employee Stock Ownership Plan and matching contribution into the 401(k) plan. We also include the value of any non-discriminatory benefit plans in the total compensation amount.

CEO Compensation Calculation

We then calculated our CEO’s annual total compensation using the same approach to determine the pay ratio shown above.

As stated earlier in this discussion, we believe compensation must be competitive to attract and retain essential talent, to reward high performance, and to be internally equitable. Our expected total compensation opportunities for our employees are specific to the role they hold at the Company and generally reflect market median pay levels for our broader base of employees and median pay levels of our peer group for our executives, with variations based on specific talent needs, experience, and other internal factors. We believe that actual total compensation should vary with the performance of the organization, such that outstanding performance results in above-market compensation.

The tax reform legislation passed in December 2017, generally referred to as The Tax Cuts and Jobs Act, substantially modifies Section 162(m) and, among other things, eliminates the “performance based” exception to the $1 million deduction limit with respect to taxable years beginning after December 31, 2017. Effective for the fiscal year beginning January 1, 2018, compensation paid to our named executive officers (including our Chief Financial Officer), will be subject to the limitations on deductibility under Section 162(m), and we will not be able to deduct performance based compensation to our named executive officers (including our Chief Financial Officer) who receive annual compensation in excess of $1 million.

We invest in our employees at all levels in the Company by rewarding performance that balances risk and reward, empowering professional growth and development, and by offering affordable benefits and programs that meet the diverse needs of our employees and their families.

Securities Authorized for Issuance under Equity Compensation Plans

The following table summarizes information as of December 31, 2017 with respect to equity compensation plans.  All plans have been approved by the shareholders.

	(A)		(B)	(C)
	Shares to be issued		Weighted average
	upon exercise of		exercise price of	Shares available for
	outstanding options		outstanding options	future issuance
Equity compensation plans approved by shareholders	258,968	(1)	40.84	149,269	(2)
(1)	Represents shares of common stock issuable upon exercise of outstanding options under the 2007 Equity Plan and the 2017 Equity Plan.
(2)

Represents shares of common stock available for future issuance under the 2017 Equity Plan, including both options and restricted stock awards, and the 2010 Director Stock Plan, excluding the shares in Column A.

The Bank of Marin 1999 Stock Option Plan (the “1999 Plan”) was adopted by the Board of Directors and approved by the Bank's shareholders in 1999, and subsequently adopted by the Company in 2007 through its holding company reorganization. The 1999 Plan was replaced by the 2007 Equity Plan (the “2007 Plan”), which was adopted by the Board of Directors and approved by the shareholders in 2007. No options have been granted from the 1999 Plan since April 2007.  In 2017, the Board of Directors adopted and shareholders approved the 2017 Equity Plan (the “2017 Plan”), which replaced the 2007 Plan.  No options have been granted from the 2007 Plan since March 2017.

The following three tables set forth certain information regarding restricted stock awards and options granted under the 2007 and 2017Plans to individuals who were Named Executive Officers of the Company at December 31, 2017.

			Option Awards:
		Stock Awards:	Securities	Exercise Price	Grant Date Fair
		Number of	Underlying	of Option	Value of Stock
		Shares of Stock	Options	Awards	and Option
Name	Grant Date	(#)	(#)	($)	Awards ($)
Russell A. Colombo	3/01/2017	2,630	—	—	91,524	(1)
	3/01/2017	950	—	—	66,120
	3/01/2017	—	5,180	69.60	74,589
James Kimball	10/16/2017	2,000			139,000
	10/16/2017		4,000	69.50	62,520	(1)
Tani Girton	3/01/2017	1,040			36,192	(1)
	3/01/2017	380			26,448
	3/01/2017		2,050	69.60	29,519	(1)
Peter Pelham	3/01/2017	900			31,320	(1)
	3/01/2017	330			22,968
	3/01/2017		1,760	69.60	25,343	(1)
Elizabeth Reizman	3/01/2017	940			32,712	(1)
	3/01/2017	340			23,664
	3/01/2017		1,850	69.60	26,639	(1)
Tim Myers	3/01/2017	950			33,060	(1)
	3/01/2017	340			23,664
	3/01/2017		1,860	69.60	26,783	(1)

Grants of Plan-Based Awards

(1)

The Black-Scholes pricing model was used to derive the fair value of the option awards.  The per share option value of $14.399329 was derived for awards granted on March 1, 2017 using the assumptions of 2.11% for risk-free rate of return, 1.58% for dividend yield, 21.85% for volatility rate and 6.25 years for expected life.  The grant-date fair value of the restricted stock awards was $69.60, which was the intrinsic value, or stock price, on the grant date.

Outstanding Equity Awards at Fiscal Year End December 31, 2017

	Option Awards				Stock Awards
							Market
	Securities	Securities				Number	Value of
	Underlying	Underlying				of Shares	Shares of
	Exercisable	Unexercisable	Option	Option		of Stock	Stock Not
	Options	Options	Exercise	Expiration		Not Vested	Vested
Name	(#)	(#)(1)	Price ($)	Date	Grant Date	(#)(2)	($)(3)
Russell A. Colombo	5,800	—	28.7500	5/01/2018	4/01/2013	220	14,960
	5,098	—	22.2500	4/01/2019	4/01/2014	480	32,640
	4,500	—	33.1000	4/01/2020	3/02/2015	2,697	183,396
	4,300	—	38.0000	4/01/2021	3/01/2016	3,720	252,960
	6,900	—	38.1800	4/02/2022	3/01/2017	3,580	243,440
	3,280	820	39.3500	4/01/2023	—	—	—
	2,520	1,680	45.8800	4/01/2024	—	—	—
	4,780	2,390	50.7500	3/02/2025	—	—	—
	2,470	4,940	49.6500	3/01/2026	—	—	—
	—	5,180	69.6000	3/01/2027	—	—	—
James Kimball	—	4,000	69.5000	10/16/2027	3/01/2017	2,000	136,000
Tani Girton	8,800	2,200	40.7300	8/29/2023	8/29/2013	800	54,400
	1,920	960	50.7500	3/02/2025	3/02/2015	1,090	74,120
	983	1,967	49.6500	3/01/2026	3/01/2016	1,487	101,116
	—	2,050	69.6000	3/01/2027	3/01/2017	1,420	96,560
Peter Pelham	2,300	—	28.7500	5/01/2018	4/01/2013	85	5,780
	4,000	—	22.2500	4/01/2019	4/01/2014	180	12,240
	1,750	—	33.1000	4/01/2020	3/02/2015	990	67,320
	1,650	—	38.0000	4/01/2021	3/01/2016	1,330	90,440
	2,650	—	38.1800	4/02/2022	3/01/2017	1,230	83,640
	1,280	320	39.3500	4/01/2023	—	—	—
	930	620	45.8800	4/01/2024	—	—	—
	1,733	867	50.7500	3/02/2025	—	—	—
	880	1,760	49.6500	3/01/2026	—	—	—
	—	1,760	69.6000	3/01/2027	—	—	—
Elizabeth Reizman	400	—	28.7500	5/01/2018	4/01/2013	55	3,740
	700	—	22.2500	4/01/2019	4/01/2014	180	12,240
	700	—	33.1000	4/01/2020	3/02/2015	990	67,320
	700	—	38.0000	4/01/2021	3/01/2016	1,377	93,636
	1,100	—	38.1800	4/02/2022	3/01/2017	1,280	87,040
	560	140	39.3500	4/01/2023	—	—	—
	930	620	45.8800	4/01/2024	—	—	—
	1,733	867	50.7500	3/02/2025	—	—	—
	916	1,834	49.6500	3/01/2026	—	—	—
	—	1,850	69.6000	3/01/2027	—	—	—
Tim Myers	80	—	28.7500	5/01/2018	4/01/2013	45	3,060
	140	—	22.2500	4/01/2019	4/01/2014	120	8,160
	120	—	33.1000	4/01/2020	3/02/2015	740	50,320
	275	—	38.0000	4/01/2021	3/01/2016	1,350	91,800
	500	—	38.1800	4/02/2022	3/01/2017	1,290	87,720
	240	60	39.3500	4/01/2023	—	—	—
	390	260	45.8800	4/01/2024	—	—	—
	993	497	50.7500	3/02/2025	—	—	—

(1)

The stock option awards granted through 2014 vest 20% per year beginning on the first anniversary of the grant date. The stock option awards granted in 2015, 2016 and 2017 vest by approximately 33% on each anniversary of the grant date for three years.

(2)

The restricted stock awards granted through 2014 vest in five equal increments on the first five anniversaries of the grant date and pay dividend equivalents.  The restricted stock awards granted in 2015, 2016 and 2017 vest by approximately 33% on each anniversary of the grant date for three years.  The performance-based stock awards are contingent upon the achievement of pre-established long-term performance goals.  Performance is measured over a three-year period and cliff vested.

(3)

The market value of the restricted stock awards that have not vested was determined by multiplying the closing market price of the Company’s Common stock on December 31, 2017 ($68.00) by the number of restricted shares

Option Exercises and Stock Vested

	Option Awards			Stock Awards
	Number of
	Shares Acquired	Value Realized on		Number of
	on Exercise	Exercise		Shares Acquired	Value Realized
Name	(#)	($) (1)		on Vesting (#)	on Vesting ($) (2)
Russell A. Colombo	1,200	40,344		350	22,523
	4,800	161,376		220	14,157
	—	—		762	52,883
	—	—		240	15,444
	—	—		577	39,640
	—	—		360	25,056
James Kimball	—	—		—	—
Tani Girton	—	—		800	51,920
				230	15,801
	—	—		143	9,953
Peter Pelham	—	—		140	9,009
	—	—		85	5,470
	—	—		90	5,792
	—	—		210	14,427
	—	—		130	9,048
Elizabeth Reizman	1,500	50,430		90	5,792
	—	—		55	3,539
	—	—		90	5,792
	—	—		210	14,427
	—	—		133	9,257
Tim Myers	—	—		70	4,505
	—	—		45	2,896
	—	—		60	3,861
	—	—		180	12,366
	—	—		130	9,048
(1)

The value realized on exercise is the difference between the closing price of the Company’s Common Stock on the date of exercise and the exercise price of the options multiplied by the number of shares acquired on exercise.

(2)	The value realized on vesting is the closing price of the Company’s Common Stock on the date of vesting multiplied by the number of shares vested.

Supplemental Executive Retirement Plan

The Company has established a Supplemental Executive Retirement Plan (the “SERP” or the “Plan”) covering officers in business lines of the Company with the title of Executive Vice President and above. The SERP is an unsecured non-qualified defined benefit plan that is unfunded and has no plan assets. Under the Plan, the participants’ benefit payment is valued at 25% of his or her final salary. Most participants will be required to participate in the Plan for five years before vesting begins and after five years, the participant will vest ratable in the benefit over the remaining period until age 65.  The payout duration for eligible employees will be a minimum of five years and a maximum of 15 years and each benefit contract is set up to provide one year of benefit payout per year of participation in the plan subject to the minimum and maximum durations.

See “Potential Payments upon Termination or Change of Control” herein for a description of the events that will result in payout of the benefit payment and the terms for each event under this Plan.

The following table shows the present value of the accumulated benefit payable to each of the Named Executive Officers that participate in the SERP as of December 31, 2017:

		Number of	Present
		Years of	Value of	Payments
		Credited	Accumulated	During Last Fiscal
		Service	Benefit	Year
Name	Plan Name	(#)	($)(1)	($)
Russell A. Colombo	Bank of Marin SERP	7	545,734	—
James Kimball	Bank of Marin SERP	—	—	—
Tani Girton	Bank of Marin SERP	5	201,467	—
Peter Pelham	Bank of Marin SERP	7	279,264	—
Elizabeth Reizman	Bank of Marin SERP	4	161,791	—
Tim Myers	Bank of Marin SERP	2	68,053	—
(1)

The accumulated benefit obligation is determined by discounting the expected present value of the retirement payments at normal retirement age using a 6.00% discount rate, which is appropriate under generally accepted accounting principles.

Nonqualified Deferred Compensation for 2017

The Nonqualified Deferred Compensation Plan is intended for a select group of employees of the Company who are in the highest salary band.  Employees can defer up to 80% of base salary and up to 100% of bonus compensation into the plan.  These are considered irrevocable elections and stay in place for the entire calendar year.  The Company does not make any employer contributions to this plan, and employees are always 100% vested in their contributions. Named Executive Officers also make an election for distributions from the plan at termination.

The following table sets forth the plan contributions and earnings during 2016 and the aggregate balances at December 31, 2017:

	Executive	Registrants	Aggregate	Aggregate	Aggregate
	Contributions	Contributions	Earnings in	Withdrawals/	Balance at Last
Name	in Last FY($)(1)	in Last FY($)	Last FY($)(1)	Distributions ($)	FYE ($)(2)
Russell A. Colombo	46,184	—	58,510	—	1,616,169
James Kimball	—	—	—	—	—
Tani Girton	—	—	—	—	—
Peter Pelham	88,527	—	23,362	—	667,590
Elizabeth Reizman	36,970	—	5,061	—	156,960
Tim Myers	—	—	—	—	—
(1)	These amounts reflect a portion of each executive’s 2017 compensation, which is fully disclosed in the Summary Compensation Table of this proxy statement.
(2)	These amounts reflect a portion of each executive’s compensation previously reported in the Summary Compensation Table.

Potential Payments upon Termination or Change in Control

Set forth below is a description of the plans and agreements that could result in potential payments to the Named Executive Officers in the case of their termination of employment and/or a change in control.

Change in Control Agreements

Each Named Executive Officer has signed a Change in Control Agreement.  The circumstances that would trigger payment(s) or the provision of other benefits, including perquisites and health care benefits under the Change in Control Agreement are: i) a Change in Control (defined in accordance with Section 409A of the Internal Revenue Code) followed by, ii) the occurrence within one year after the Change in Control of a subsequent “Good Reason,” including:

•

Without the executive’s express written consent, an adverse change in executive’s position or title, the assignment to the executive of any duties or responsibilities inconsistent with the executive’s position or removal of the executive from or any failure to re-elect the executive to any of such positions;

•	A reduction of the executive’s base salary;

•	A 20% or greater reduction in non-salary benefits;

•	Failure of the Company to obtain the assumption of the change in control agreement by any successor; or

•	Requirement by the Company that the executive be based anywhere other than within 40 miles of the Company’s current headquarters located in Novato, California.

Stock Options and Restricted Stock Awards

In the event of a change in control in which the Company is not the surviving corporation, unvested options and restricted stock awards immediately vest.

Supplemental Executive Retirement Plan

A participant whose employment terminates due to a change in control will be vested in 100% of the amount that the Company has accrued to that point to pay their retirement benefit. This accrued benefit will be paid out in a one-time payment.

Other Payments and Benefits

The Company shall pay to executive as severance pay (and without regard to the provisions of any benefit plan) in a lump sum on the fifth day following the date of termination, the average salary of the executive for the last three full years of service multiplied by executive’s Seniority Factor (CEO 2.25 times; EVP 1.50 times), the executive’s annual bonus for the previous year, and the executive’s health premiums under COBRA for eighteen months and Dental/Vision premiums under COBRA for twelve months.

Estimated Total Benefits

The table below quantifies the estimated payments and benefits that would be provided to our Named Executive Officers in connection with the termination of his or her employment under the provisions of the Change in Control Agreements.

In all cases, the information assumes that the triggering event occurred on the last day of fiscal year 2017, and the price per share of the Company’s common stock is the closing market price as of that date (which was $68.00).

					Incremental	Incremental
					Market	Market
					Value of	Value of
				Value of	Accelerated	Accelerated	Total
	Value of	Value of	Value of	Supplemental	Restricted	Stock	Estimated
	Salary	Bonus	Benefits	Retirement	Stock	Option	Payments
	Component	Component	COBRA	Benefit	Awards	Awards	and Benefits
Named Executive	($)	($)	($)	($)	(1)($)	(2)($)	($)
Russell A. Colombo	970,118	274,000	27,147	545,734	727,396	668,440	3,212,835
James Kimball	487,500	130,000	40,109	—	136,000	—	793,609
Tani Girton	383,825	93,500	53,527	201,467	326,196	348,636	1,407,151
Peter Pelham	334,281	76,500	29,982	279,264	259,420	242,556	1,222,003
Elizabeth Reizman	350,010	79,000	13,906	161,791	263,976	235,348	1,104,031
Tim Myers	348,931	90,000	37,074	68,053	241,060	177,548	962,666
(1)	Includes unvested restricted stock awards as of December 31, 2017.
(2)	Includes unvested, in-the-money stock option awards as of December 31, 2017.

Termination

Unvested options and restricted stock awards will be cancelled. Vested options may be exercised within ninety days of termination.  Deferred compensation account balances will be distributed six months after separation, following the executive’s distribution elections. A participant who has participated in the SERP for five or more years will receive the portion of his or her supplemental retirement benefit that is vested. The benefit payment will be paid monthly, commencing on the first day of the month following the normal retirement age of sixty-five and will be distributed subject to the minimum and maximum durations noted above. A participant who has participated in the SERP for less than five years will receive no retirement benefit under this Plan.

Retirement

Unvested options and restricted stock awards will be cancelled. Vested options may be exercised within ninety days of separation.  Deferred compensation account balances will be distributed six months after separation, following the executive’s distribution elections. The executive whose employment terminates after the normal retirement age of sixty-five will receive 100% of his or her supplemental retirement benefit, payable monthly. The annual benefit payment will be equal to 25% of his or her final salary and will be distributed subject to the minimum and maximum durations noted above.

Disability

Unvested options and restricted stock awards will be cancelled. Vested options shall remain exercisable upon the earlier of (a) expiration of the twelve-month period commencing with the date of such cessation of employment status or (b) the expiration date of the option term. Deferred compensation account balances will be distributed six months after separation, following executive’s distribution elections. The executive will receive 100% of the supplemental retirement benefit that the Company has accrued to that point. Payments will begin immediately and will be paid monthly for the same duration as the normal retirement benefit was to be paid.

Death

Unvested options and restricted stock awards will be cancelled. Vested options shall remain exercisable upon the earlier of (a) expiration of the twelve-month period measured from the date of executive’s death or (b) the expiration date of the option term.  Deferred compensation account balances will be distributed six months after executive’s death, following the executive’s distribution elections.  Benefits of 1.5 times executive’s salary (at the time of death) will be payable to the beneficiary of record. If the executive is employed by the Company at the time of his or her death, the beneficiary of the executive will be paid the value of the executive’s projected supplemental retirement account balance at the normal retirement age. The balance will be paid to the beneficiary in a one-time payment. The Company has an appropriate amount of life insurance in force on the life of each participant to properly fund for this contingency.

The Committee Sets the Terms and Conditions for Equity Awards

The Committee or the Board, as the case may be, may accelerate (i) the date on which any option award may be exercised or (ii) the date of termination of the restrictions applicable to a restricted stock award, if the Committee or the Board, as appropriate, determines that to do so will be in the best interests of the Company and the participants in the plan.

Employment Contracts

There are currently no employment contracts between the Company or the Bank and their executive officers except the Company and the Bank have an employment agreement with Russell A. Colombo, their President and Chief Executive Officer.  The agreement was for an initial two-year term commencing on December 1, 2008, but renews annually on December 1st of each year unless a party gives written notice to the other within certain time periods. The agreement originally established a base salary of $281,036 and allowed for an increase annually.  As of December 31, 2017 the base salary was $450,720. The agreement also provides the potential to earn an annual incentive payment of up to seventy-five percent (75%)(1)of executive’s salary, participation in the Company’s reimbursement policy and participation in the Company’s benefit plans that are available to senior executives and employees generally.  The agreement also provides for payment of an automobile allowance of $1,200 per month, a reimbursement for monthly membership dues for the Marin Country Club, and reimbursement for necessary air travel expenses for Russell A. Colombo’s spouse up to a maximum of $2,000 per year.  If the agreement were terminated without cause, Mr. Colombo would receive severance pay equal to one year’s annual base salary in effect at the date of termination, an amount equal to his pro rata bonus earned up to the date of the termination, plus eighteen months’ COBRA payments for health premiums and dental/vision premiums.

It is anticipated that Mr. Kimball will enter into an employment agreement with the Company and the Bank in the near future.

(1)	The Compensation Committee has approved the potential to earn an annual incentive payment of up to 100% of executive’s salary.

Employee Stock Ownership Plan and 401(k) Plan

An employee becomes a participant in the 401(k) Plan as of the first day of the quarter following the date on which he/she attains age eighteen and has completed ninety days of employment. A participant may elect to defer a portion of his/her salary, not to exceed limitations set by the IRS, into the plan. Distributions from the 401(k) Plan are not permitted before age 59 1/2 except in the event of death, disability, termination of employment or IRS permitted hardships. As determined by the Board of Directors, the Company may make discretionary matching contributions to the 401(k) Plan. In 2017 and 2016 the Company made matching contributions of $765 thousand and $589 thousand, respectively.

An employee becomes a participant in the Employee Stock Ownership Plan (“ESOP”) as of the first day of the quarter following the date on which he/she attains age eighteen and has completed ninety days of employment. A participant will have a nonforfeitable right to 100% of his/her ESOP account balance upon disability or on his/her normal retirement date or completion of at least five years of service, whichever is later. Distributions from the plan are not permitted before age 59 1/2 except in the event of death, disability, termination of employment or IRS permitted diversification. The Company's contributions of $1,152 thousand in 2017 and $1,170 thousand in 2016 were used to purchase shares of Company stock for the ESOP.

Incentive Plan Bonus

Bank of Marin has incentive bonus programs for the Bank's executive officers, and for the non-executive officers and staff pursuant to the Bank of Marin Individual Incentive Plan (discussed elsewhere herein). Contributions by the Bank to both programs are based upon the Bank's achievement of specified levels of financial performance as determined by the Board of Directors. In 2017 the Bank expensed $3,329,036 for these programs and bonus payments were made in the first quarter of 2018.

SECURITY OWNERSHIP AND REPORTING

Security Ownership of Certain Beneficial Owners and Management

As of December 31, 2017 and based upon filings with the Securities and Exchange Commission, BlackRock Fund Advisors reported holding 525,495 shares, which represented 7.60% of the Company’s shares then outstanding.  On December 31, 2016 J.S. Kelly, LLC; Jon S. Kelly, Managing Member reported holding 504,548 shares, which represented 7.30% of the Company’s shares outstanding on December 31, 2017, The foregoing were the only two persons known to the Company to own beneficially more than 5% of the Company’s common stock.

The following table sets forth, as of April 2, 2018, the number of shares of the Company's common stock which may be deemed to be beneficially owned by (i) each of the current directors, (ii) each executive officer as previously defined, and (iii) all directors and executive officers as a group, and the percentage of the outstanding common stock beneficially owned by such persons.

	Amount and Nature of Beneficial Ownership
	Sole Voting &		Shared Voting &		Option to acquire		Percent of
	Investment		Investment		within sixty days of		Common
Name and Address*	Power	(1)	Power	(1)	April 2, 2018	Total	Stock
Steven I. Barlow	796	(2)	—		466	1,262	0.02%
Russell A. Colombo	35,409		7,635	(3)	42,998	86,042	1.23%
James C. Hale	2,756		—		4,508	7,264	0.10%
Robert Heller	—		6,864	(4)	—	6,864	0.10%
Norma J. Howard	—		16,553	(4)	—	16,553	0.24%
Kevin R. Kennedy	5,090	(5)	4,198	(4)	4,652	13,940	0.20%
William H. McDevitt, Jr.	3,150	(6)	9,934	(7)	4,508	17,592	0.25%
Leslie E. Murphy	4,175		—		—	4,175	0.06%
Joel Sklar, MD	—		57,010	(4)	—	57,010	0.82%
Brian M. Sobel	11,149		—		—	11,149	0.16%
James T. Burke	6,420		1,400	(3)	9,292	17,112	0.24%
Tani Girton	9,868		1,250	(3)	14,668	25,786	0.37%
James Kimball	3,770		—		339	4,109	0.06%
Tim Myers	7,267		4,651	(3)	6,091	18,009	0.26%
Peter Pelham	11,707	(8)	7,205	(9)	18,152	37,064	0.53%
Elizabeth Reizman	8,260		18,360	(10)	10,495	37,115	0.53%
All directors and executive officers as a group (16 persons)							5.17%

* The address of all persons listed is 504 Redwood Boulevard, Suite 100, Novato, CA 94947

(1)

In accordance with the anti-hedging and pledging provisions of the Company’s Insider Trading Policy, none of the shares held by the Directors and named executive officers listed above have been pledged.

(2)	Includes 767 shares held in IRA.
(3)	Shares held in Employee Stock Ownership Plan.
(4)	Shares held in a trust as to which the beneficial owner is co-trustee with shared voting and investment power.
(5)	Includes 5,040 shares held in Roth IRA and 50 shares in Simple IRA.
(6)	Shares held in IRA.
(7)	Shares held in community property as to which the beneficial owner is co-owner with shared voting and investment power.

(8)	Includes 554 shares held under the California Uniform Gift to Minors Act for which Mr. Pelham is custodian.
(9)	Includes 5,546 shares held in Employee Stock Ownership Plan and 1,659 shares held in the Company’s 401(k) Plan.
(10)

Includes 6,983 shares held in Employee Stock Ownership Plan, 400 shares held in the Company’s 401(k) Plan and 10,977 shares held in a trust as to which Ms. Reizman is co-trustee with shared voting and investment power.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers and persons who own more than 10% of the Company's common stock to file with the Securities and Exchange Commission (the “SEC”) initial reports of ownership and reports of changes in ownership of common stock of the Company. Directors, officers, and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

To the Company's knowledge, based on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2017, all Section 16(a) filing requirements applicable to its directors, officers, and 10% shareholders have been met on a timely basis.

PROPOSAL NUMBER 2: ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

The Company seeks a non-binding advisory vote from shareholders to approve the compensation of the Named Executive Officers, as described in detail under the Executive Compensation section of this proxy statement.

In 2017, the Company included an advisory vote to approve executive compensation, providing shareholders with an opportunity to communicate their views on the Company’s executive compensation program. The Company’s executive compensation was approved by over 96% of the shares voted. The Committee considered the results of this vote in setting executive compensation for 2018 and concluded that the strong support of the Company’s compensation program indicates that shareholders concur with the Company’s alignment of compensation and performance. At the 2017 Annual Meeting of Shareholders the shareholders held, by majority vote, for a one-year frequency of the non-binding, advisory vote on executive compensation. While the frequency vote was non-binding, the Board of Directors has made the decision to include the advisory vote to approve executive compensation each year.

As discussed in the Compensation Discussion and Analysis, the Company’s Board of Directors and management believe that the most effective executive compensation program is one that is designed to reward the achievement of specific annual, long-term and strategic goals. The Company believes that this philosophy aligns the interests of executive officers with those of the shareholders by rewarding performance above established goals.

The Company’s compensation programs are designed to attract and retain high quality executive officers that are critical to long-term success. There are four components to the compensation of Named Executive Officers:

•	Base salary, which is established based on market data and adjusted on individual performance and experience.

•	Performance-based incentives, which are based on the overall performance of the Company and on individual goals specific to the executive’s area of responsibility.

•	Equity incentives, which allow the executives to share in the growth and prosperity of the Company.

•	Perquisites and other benefits that management believes are reasonable and consistent with the Company’s overall compensation program and will keep the Company competitive in the marketplace.

This proposal gives you as a shareholder of the Company the opportunity to vote on a non-binding advisory basis the Company’s overall executive compensation of the Named Executive Officers as disclosed in this proxy statement. Accordingly, you may vote on the following resolution:

“RESOLVED, that the shareholders approve the compensation of the Company's Named Executive Officers as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission (which includes the Compensation Discussion and Analysis, the compensation tables and related narrative discussion).”

The Board of Directors and the Compensation Committee value the opinions of shareholders and will take into account the outcome of the vote when considering future executive compensation arrangements.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL, ON AN ADVISORY BASIS, OF THE EXECUTIVE OFFICER COMPENSATION AS DESCRIBED IN THE COMPENSATION DISCUSSION AND ANALYSIS AND THE ACCOMPANYING COMPENSATION TABLES CONTAINED IN THE PROXY STATEMENT.

PROPOSAL NUMBER 3: 2017 EMPLOYEE STOCK PURCHASE PLAN

The Board of Directors is submitting for approval by our shareholders the Bank of Marin Bancorp 2017 Employee Stock Purchase Plan (the “ESPP”). The ESPP was approved by the Board of Directors on September 27, 2017 subject to shareholder approval. The purpose of the ESPP is to provide employees of the Company and its subsidiaries with the opportunity to purchase shares of our common stock through accumulated payroll deductions. The ESPP is intended to qualify under Section 423 of the Code.  The Company’s 2017 ESPP is intended to replace the 2007 ESPP which was approved by the shareholders in 2007 and expired in July 2017.

The Board of Directors wished to continue with the flexibility and material features of the 2007 ESPP and, therefore, the terms and conditions of the 2017 ESPP have been made substantially similar to the terms and conditions of the 2007 ESPP.

A summary of the ESPP appears below. This summary is qualified in its entirety by the text of the ESPP, which is included as Appendix A to this proxy statement.  Appendix A has been redlined to show changes from the 2007 ESPP.

Administration

The ESPP will be administered by the Compensation Committee of the Board of Directors. The Compensation Committee will have the discretionary authority to administer and interpret the ESPP.

Shares Available Under ESPP

The maximum number of shares of our common stock which will be authorized for sale under the ESPP is 192,685. The common stock made available for sale under the ESPP will be authorized but unissued shares. As of April 2, 2018 market value of the shares of common stock authorized for sale under the ESPP was $13,143,773.

Eligible Employees

Employees eligible to participate in the ESPP include employees who have been employed by the Company or one of our subsidiaries and customarily work more than twenty hours a week. Employees who own (or are deemed to own through attribution) five percent (5%) or more of the combined voting power or value of all classes of our stock are not allowed to participate in the ESPP.  As of April 2, 2018, the approximate number of employees eligible to participate in the ESPP was 296.

Participation

Employees will enroll under the ESPP by completing a payroll deduction authorization form permitting the deduction of at least one percent (1%) but not more than fifteen percent (15%) from their compensation. In addition, no participant may purchase common stock pursuant to the ESPP (i) to the extent that, immediately after the grant, such participant (or any other person whose stock would be attributed to such participant pursuant to Section 424(d) of the Internal Revenue Code) would own capital stock of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any subsidiary, or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries accrues at a rate which exceeds twenty-five thousand dollars ($25,000) worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year.

Offering

Under the ESPP, participants are offered the option to purchase shares of our common stock at a discount on the exercise date for each offering period. Offering periods under the ESPP typically commence on the first day of each calendar quarter and end on the last trading day of such calendar quarter, with this last trading day being the exercise date for the offering period. The first offering period under the ESPP began on July 1, 2017.

The option purchase price will be ninety-five percent (95%) of the closing price of our common stock on the exercise date as reported on the NASDAQ Capital Market.

Unless a participant has previously canceled his or her participation in the ESPP, the participant will be deemed to have exercised his or her option in full as of each exercise date. Upon exercise, the participant will purchase the number of whole shares of common stock that his or her accumulated payroll deductions will buy at the option purchase price. No fractional shares will be purchased. Accordingly, the balance of a participant’s contributions will be carried forward to the next offering period unless the participant elects to withdraw from the ESPP.

A participant may cancel his or her payroll deduction authorization at any time prior to the end of the offering period. Upon cancellation, the participant must elect to withdraw from the ESPP and have the entire balance of his or her account refunded in cash without interest.

Adjustments upon Changes in Capitalization, Dissolution, Liquidation, Merger or Asset Sale

The number of shares of our common stock available for purchase under the ESPP, as well as the option purchase price and the number of shares covered by each option under the ESPP that has not yet been exercised shall be proportionately adjusted for adjustments made in the number of outstanding shares of our common stock or an exchange of the shares of common stock resulting from a stock split, stock dividend, or any other subdivision.

If there is a proposal to (i) merge or consolidate us with or into another corporation, (ii) sell all or substantially all of our assets, or (iii) dissolve or liquidate us, then the current offering period will end on a day to be decided by the Compensation Committee, unless each outstanding option shall be assumed or an equivalent option substituted by the successor corporation or a parent or subsidiary of the successor corporation in accordance with Section 424 of the Internal Revenue Code.

Amendment and Termination

The Board of Directors, in its sole discretion, may amend, suspend or terminate the ESPP at any time. However, the Board of Directors may not amend the ESPP to either increase the maximum number of shares that may be purchased under the ESPP or to change the designation or class of employees eligible to participate in the ESPP without obtaining shareholder approval within twelve months before or after such action. Unless terminated earlier by the Board of Directors, the ESPP will terminate automatically once all shares of common stock available for purchase thereunder have been purchased unless shareholders approve an amendment authorizing new shares under the ESPP.

The Board of Directors or the Compensation Committee may, without approval of our shareholders, limit the frequency and/or number of changes in the amount withheld during an offering period, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of common stock for each participant properly correspond with amounts withheld from the participant's compensation, and establish such other limitations or procedures as the Board of Directors or the Compensation Committee determines in its sole discretion advisable which are consistent with the ESPP.

Federal Income Tax Consequences

Generally, no federal income tax consequences will arise at the time an employee purchases common stock under the ESPP. If an employee disposes of common stock purchased under the ESPP less than one year after the common stock is purchased or within two years of the offering date, the employee will be deemed to have received compensation taxable as ordinary income for the taxable year in which the disposition occurs in the amount of the difference between the fair market value of the common stock at the time of purchase and the amount paid by the employee for the common stock. The amount of such ordinary income recognized by the employee will be added to the employee’s basis in the common stock for purposes of determining capital gain or loss upon the disposition of the common stock by the employee.

If an employee does not dispose of the common stock purchased under the ESPP until at least one year after the common stock is purchased and at least two years after the offering date, the employee will be deemed to have received compensation taxable as ordinary income for the taxable year in which the disposition occurs in an amount equal to the lesser of (a) the excess of the fair market value of the common stock on the date of disposition over the purchase price paid by the employee, or (b) the excess of the fair market value of the common stock on the offering date over the purchase price paid by the employee. The amount of such ordinary income recognized by the employee will be added to the employee’s basis in the common stock for purposes of determining capital gain or loss upon the disposition of the common stock by the employee.

The Company generally will not be entitled to a deduction with respect to the common stock purchased by an employee under the ESPP, unless the employee disposes of the common stock less than one year after the common stock is transferred to the employee or less than two years after the offering date.

The approval of a majority of the shares represented at the Annual Meeting is required to approve the ESPP.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE BANK OF MARIN BANCORP 2017 EMPLOYEE STOCK PURCHASE PLAN.

PROPOSAL NUMBER FOUR: AMENDMENT OF THE 2017 EQUITY PLAN

General

Upon recommendation by the Compensation Committee, on March 17, 2017, the Board of Directors of the Company adopted the Bank of Marin Bancorp 2017 Equity Plan (the “2017 Plan”), which was approved by our shareholders at the 2017 Annual Meeting.   Under the 2017 Plan, the Company may grant or award (i) Incentive Stock Options; (ii) Nonqualified Stock Options (and together with Incentive Stock Options, the “Options”); (iii) stock appreciation rights (“SARs”); (iv) Restricted Stock; (v) Restricted Performance Stock; and (vi) unrestricted Company Stock (collectively, the “Awards”).  The 2017 Plan also allows the Company to make awards conditional upon attainment of performance targets.   Through this Proposal Number Four, the Company is asking shareholders to approve an amendment (the “Amendment”) to the 2017 Plan.

The Amendment proposes to add 450,000 Shares of Common Stock to the 2017 Plan.  Presently, only 70,248 of the original 118,668 Shares of Common Stock remain available for grant, so the Amendment would increase the aggregate shares available under the 2017 Plan to 568,668, leaving a total of 520,248 available for future grants.  The principal purpose of the Amendment is to provide sufficient Shares of Common Stock to be covered by Awards to permit the Company to promote the success of the Company by providing an additional means to attract, motivate, retain and reward key employees and directors of the Company and its subsidiaries with stock options and other equity based incentives for high levels of individual performance and improved financial performance of the Company.  The 2017 Plan has a term that lasts until 2027, and 70,248 shares remaining available for future grants.  The Board of Directors and Management of the Company believe that number of available shares is inadequate for the remaining nine year life of the 2017 Plan, and therefore approved the Amendment.

Description of the Amendment

The Amendment simply changes the aggregate number of Shares of Common Stock subject to the 2017 Plan from its original 118,668 to 568,668.  This change is effected by amending Section 4.3(a) of the 2017 Plan by substituting “568,668” for “118,668” so that Section 4.3(a) will read in its entirety as follows:

“(a)  The Company Stock to be offered under the Plan pursuant to Options, SARs, Restricted Performance Stock and Restricted Stock and unrestricted Company Stock Awards must be authorized but unissued Company Stock not reserved for any other purpose. Subject to adjustment under Section 12.1 or 12.12, the number of shares of Company Stock that may be issued pursuant to Awards under the Plan (the “Section 4.3 Limit”) shall not exceed, in the aggregate, 568,668 shares.”

Except for the proposed increase in available Shares, there are no further changes proposed to the 2017 Plan.

Description of the 2017 Plan

The following summary of the material provisions of the 2017 Plan is qualified in its entirety by reference to the specific provisions of the 2017 Plan, the full text of which, including the proposed Amendment, is attached

to this Proxy Statement as Appendix B.   All capitalized terms in the text which are not defined in this summary are defined in the 2017 Plan.

Effective Date and Expiration of the 2017 Plan.  The 2017 Plan became effective on May 16, 2017, following shareholder approval of the 2017 Plan at the 2017 Annual Meeting of shareholders. The 2017 Plan will terminate on May 15, 2027.

Administration of the 2017 Plan.  The 2017 Plan is administered by the Compensation Committee which has the authority to grant Awards to Employees, Advisors and Non-Employee Directors. The Board of Directors has the authority to grant Awards to Non-Employee Directors.

Eligibility and Participation.  All Employees, Advisors and Non-Employee Directors are eligible to participate in the 2017 Plan.

Common Stock Available Under the 2017 Plan.  The maximum number of shares of Company Common Stock that may be issued to participants as Awards under the 2017 Plan was originally 118,668, of which 70,248 remained available for grant as of April 2, 2018.  However, the Amendment that is subject of this Proposal Number Four seeks to increase the aggregate number of shares of Common Stock available for grant under the 2017 Plan to 568,668, leaving a remaining 520,248 available for future grants.

Options.  The 2017 Plan authorizes both Incentive Stock Options, subject to the relevant conditions on such under the Internal Revenue Code, and Nonqualified Stock Options, for terms of up to, but not exceeding, ten years from the date of grant and with an exercise price equal to the fair market value of Company Common Stock on the date of grant.

Stock Appreciation Rights (SARs).  The 2017 Plan authorizes SARs, which represent the right to receive payment of an amount equal to (i) the amount by which the fair market value of one share of Company Common Stock on the trading day immediately preceding the date of exercise of the SAR exceeds the exercise price multiplied by (ii) the number of shares of Company Common Stock covered by the SAR.

Restricted Stock and Restricted Performance Stock.  The 2017 Plan authorizes Restricted Stock and/or Restricted Performance Stock, which are shares of Company Common Stock that are subject to certain forfeiture restrictions that can include both time and performance components.  Generally, the participant will be entitled to receive dividends during the restriction period, will have the right to vote such Restricted Stock and generally will have all other shareholder rights.

Unrestricted Company Stock.  The 2017 Plan authorizes grants of unrestricted Company Stock to any participant under the 2017 Plan other than Company Directors.

General Performance Goals.  The performance goals, upon which the payment or vesting of an Award to any Employee that is intended to qualify as “performance-based compensation” under Section 162(m) of the Internal Revenue Code, are set forth generally in the 2017 Plan and include, among other things, common financial metrics for financial institutions.

Change in Control.  In general under the 2017 Plan, in the event of a change in control where the Company is not the survivor all outstanding Awards fully vest and forfeiture restrictions lapse upon notice by the Board given no less than ten days nor more than thirty days prior to the anticipated change in control event.  Under the 2017 Plan, “change in control” means a change in the ownership or effective control of the Company or in the ownership of a substantial portion of the assets of the Company (within the meaning of Section 409A of the Internal Revenue Code).

Substitute Awards.  The 2017 Plan provides for the issuance of substitute awards in the event the Company acquires another entity and the terms of the acquisition require issuance of substitute awards for existing equity compensation of the acquired Company.

Adjustments.  In the event of any reorganization, recapitalization, reclassification, stock split, stock dividend, distribution, combination of shares, merger, consolidation, rights offering, or any other changes in the corporate structure or shares of the Company, appropriate adjustments may be made by the Committee or the Board of Directors in the aggregate number and kind of shares subject to the 2017 Plan, and the number and kind of shares and the Option price per share subject to outstanding Options or which may be issued under outstanding Restricted Stock Awards or pursuant to unrestricted Company Stock Awards.

Amendment, Suspension, and Termination of the 2017 Plan.  The Board of Directors, in its discretion, may suspend or terminate the 2017 Plan or any portion of the 2017 Plan at any time and may amend the 2017 Plan from time to time as needed, with all such amendments subject to any relevant shareholder approval requirements of NASDAQ rules and applicable law and regulation.

The approval of a majority of the shares represented at the Annual Meeting is required to approve the Amendment.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE AMENDMENT TO THE BANK OF MARIN BANCORP 2017 EQUITY PLAN.

PROPOSAL NUMBER 5: INDEPENDENT AUDITOR

Appointment of Independent Auditor

The Audit Committee of the Board of Directors has selected the independent registered public accounting firm of Moss Adams LLP (“Moss Adams”) to perform audit services for the Company and its subsidiary, Bank of Marin, for the year ending December 31, 2018. This selection has been approved by unanimous resolution of the Board of Directors.  There are no affiliations between the Company and Moss Adams, its partners, associates or employees other than those which pertain to the engagement of Moss Adams in the previous year as independent auditor for the Company and for certain permitted consulting services.  Moss Adams has served as the Company’s independent auditor since 2004.

The audit reports on the financial statements of Bank of Marin Bancorp and subsidiary as of and for the fiscal years ended December 31, 2013 through 2017 were issued by Moss Adams and did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

In accordance with our long standing tradition, the shareholders are hereby asked to ratify the selection of the Company’s independent auditor.  The approval of a majority of the shares represented at the Annual Meeting is required to ratify the selection of Moss Adams as the Company’s independent auditor.  It is anticipated that a representative of the firm will be present at the Annual Meeting and will be available to answer questions.

Independent Auditor Fees

Following are disclosures regarding the fees billed by Moss Adams during 2017 and 2016. The fees for 2017 include $66,000 in audit and other fees related to the Bank of Napa acquisition.   The Audit Committee has considered whether the provision of non-audit services by Moss Adams is compatible with maintaining auditor independence.

Fees incurred for professional services provided by Moss Adams for 2017 and 2016:

($ in thousands)	2017	2016
Audit Fees (1)	$329,360	$279,000
Audit-Related Fees	$4,200	$4,134
All Other Fees	$42,859	$—
Tax Fees	$—	$—
Total Fees	$376,419	$283,134
(1)

Audit Fees are the aggregate fees billed for professional services in the fiscal year 2017 and 2016 by Moss Adams for the audit of the annual financial statements, review of the quarterly financial statements and work related to compliance with the Sarbanes-Oxley Act of 2002.

The Audit Committee discussed these fees and services with the independent auditor and Company management, and determined that they are permitted under the rules and regulations concerning auditor independence promulgated by the SEC to implement the Sarbanes-Oxley Act of 2002, the NASDAQ and the American Institute of Certified Public Accountants.

Pre-Approval of Independent Auditor Fees

It is the policy of the Audit Committee that all engagements for audit, audit-related, tax, and other services provided by the independent auditor be pre-approved by the Audit Committee, and cannot commence until such approval has been granted. The pre-approval includes a review of the services to be undertaken and the estimated fees that will be incurred. The services performed by Moss Adams for the 2017 audit engagement were pre-approved by the Audit Committee, in accordance with the Committee's procedures. The services and fees proposed by Moss Adams for the 2018 engagement will be reviewed for pre-approval by the Committee at the April 2018 meeting.

Normally, pre-approval is discussed at regularly scheduled Audit Committee meetings. However, the authority to grant specific pre-approval between meetings, as necessary, has been delegated to the Chair of the Audit Committee. The Chair must update the Committee at the next regularly scheduled meeting of any services that were granted specific pre-approval.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE INDEPENDENT AUDITOR.

AUDIT COMMITTEE REPORT

The Audit Committee (the “Committee”) of the Board of Directors (the “Board”) oversees the accounting and financial reporting processes of the Company, the audits of the Company's financial statements, the qualifications of the public accounting firm engaged as the Company's independent auditor and the performance of the Company's internal and independent auditors. The Committee's function is more fully described in the Board approved Audit Committee charter, available through the Company’s investor relations website at www.bankofmarin.com. The charter specifies the scope of the Committee’s responsibilities and the framework within which it carries out those responsibilities.  The Committee reviews its charter every year, and any proposed changes are reviewed and approved by the full Board.

The Committee consists of no fewer than three (3) members of the Board, each of whom is independent under the NASDAQ listing standards, SEC rules and other regulations applicable to audit committees. The Company’s Board has determined that all Committee members satisfy the financial literacy requirements in the NASDAQ listing standards and that the Committee has at least one “audit committee financial expert” as defined by the SEC rules.  However, Committee members are not professional accountants or auditors, are not experts under the Securities Act of 1933 in these fields, and their functions are not intended to duplicate or to certify the activities of management and the independent audit firm.   Members of the Committee are expected to participate in continuing education relating to the duties and requirements of audit committees.  The Committee serves a Board-level oversight role in which it provides advice, counsel, and direction to management and to the auditors.   The Committee assembles information from a range of sources, including discussions with management, independent auditors and internal audit personnel, and the experience of the Committee's members in business, financial, and accounting matters.

The Committee meets as needed but at least quarterly.  There were eight (8) meetings in 2017 (four general quarterly meetings and four meetings to review financial report filings).  The Committee schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its tasks.  These meetings include, whenever appropriate, executive sessions in which the Committee meets separately with the independent auditors, internal audit personnel and management to determine if there are any concerns regarding the Company’s accounting or financial practices.

The Committee has the authority to engage its own outside advisors, including experts in particular areas of accounting, as it determines appropriate. These advisors are apart from counsel or advisors hired by management.  The Company’s Internal Audit department reports directly to the Committee and is responsible for objectively reviewing and evaluating the adequacy, effectiveness, and quality of the Company’s system of internal controls related to the reliability and integrity of its financial information and the safeguarding of its assets.  Moss Adams, the Company’s independent registered public accounting firm, is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and expressing an opinion on the effectiveness of the Company's internal controls over financial reporting.

Moss Adams has provided the Committee with the written disclosures and the letter required by the Public Company Accounting Oversight Board (“PCAOB”) regarding the independent accountant's communications with the Committee concerning independence, and the Committee has discussed with the audit firm and management that firm's independence.   During this process nothing came to the attention of the Committee which suggested that Moss Adams is not independent; however, the Committee is not required (and does not) certify that the independent audit firm is independent under applicable rules.

The Committee meets with Moss Adams, Bank of Marin management and the Internal Audit Manager to review interim financial results before publication of quarterly earnings results. Discussions cover topics and events that may have a significant financial impact.  The Committee also reviews and discusses with management steps taken to identify, monitor and control significant financial reporting risks.

In accordance with law, the Committee has ultimate authority and responsibility for selecting, compensating, evaluating, and, when appropriate, replacing the Company's independent audit firm. Although the Committee has the sole authority to appoint the independent audit firm, the Committee will continue its longstanding practice of recommending that the Board ask the shareholders to ratify the appointment of the independent accountants at the Annual Meeting.

The Committee annually reviews Moss Adams’ performance in connection with the determination to retain Moss Adams.  In conducting this review, the Committee considered, among other things:

•	Moss Adams’ historical and recent performance of the audit, including the extent and quality of its communications with the Committee
•	Data relating to audit quality and performance, including recent PCAOB reports on Moss Adams
•	The appropriateness of Moss Adams’ fees, both on an absolute basis and as compared with its peer firms

Moss Adams’ tenure as the Company’s independent auditor and its depth of understanding of the Company’s business, accounting policies and practices, including the potential effect on the financial statements of the major risks facing the Company and internal control over financial reporting

Moss Adams’ professional skepticism and objectivity, including perspectives brought through periodic required rotation of the lead audit partner, quality review partner and other engagement team partners, and

The advisability and potential impact of selecting a different independent public accounting firm.

The Committee agenda for a given year includes reviewing Bank of Marin’s interim financial results, financial statements, internal controls over financial reporting, and all audit-related activities, including approval of the annual audit schedule, auditor reports and management responses to findings.  The Committee reviews and discusses with management and the independent auditor the Company's major financial reporting risks and the steps that management has taken to monitor and control such risks.  The Committee also reviews and approves the engagement and funding for supplementary internal auditing services, currently provided by AuditOne LLP.

The Committee is responsible for establishing and monitoring procedures for the receipt, retention and disposition of complaints received by the Bank regarding accounting, financial reporting, internal accounting and financial controls, and auditing concerns (also known as the “Whistleblower” policy and procedures).  This responsibility includes ensuring that there is a means for the confidential submission by employees of the Company, or of third-parties that provide services to the Company, of any concerns regarding potentially questionable accounting or auditing matters.  The Committee is committed to ensuring that these submissions can be made anonymously while meeting all regulatory requirements.

The Committee has reviewed and discussed with management its assessment and report on the effectiveness of the Company's internal controls over financial reporting as of December 31, 2017.  The Committee also has reviewed and discussed with Moss Adams its review and report on the Company's internal control over financial reporting.

The Committee has reviewed and discussed the audited financial statements for fiscal year 2017 with management and Moss Adams.  Management represented to the Committee that the Company's audited financial statements were prepared in accordance with U.S. generally accepted accounting principles, and Moss Adams represented that its presentations to the Committee included the matters required to be discussed with the independent registered public accounting firm by applicable PCAOB rules regarding "Communication with Audit Committees." This review included a discussion with management of the quality (and not merely the acceptability) of the Company's accounting principles, the reasonableness of significant estimates and judgments, and the clarity of disclosure in the Company's financial statements, including the disclosures related to critical accounting estimates.

In reliance on these reviews and discussions, and the reports of Moss Adams, the Audit Committee has recommended to the Board, and the Board has approved the audited financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2017.

Submitted by the Audit Committee of the Board of Directors as constituted on December 31, 2017:

James C. Hale, Chair

Leslie E. Murphy

Kevin R. Kennedy

Joel Sklar

OTHER MATTERS

If any other matters come before the meeting, not referred to in the enclosed proxy, including matters incident to the conduct of the meeting, the proxy holders will vote the shares represented by the proxies in accordance with their best judgment. Management is not aware of any other business to come before the meeting, and as of the date of the preparation of this proxy statement, no shareholder has submitted to management any proposal to be acted upon at the meeting.

Shareholder Proposals

If a shareholder intends to present any proposal for consideration at the 2018 Annual Meeting of Shareholders and wishes for that proposal to be included in the proxy and proxy statement to be prepared by the Company, the proposal must be received by the Company at its corporate office not later than December 19, 2018.

Shareholder Communication

Any shareholder may communicate directly to Board members, or to any individual Board member, by sending correspondence or communication addressed to the particular member or members in care of Bank of Marin Bancorp, Attn: Corporate Secretary, 504 Redwood Blvd., Suite 100, Novato, CA 94947.

Form 10-K

THE COMPANY'S ANNUAL REPORT FOR 2017 ON FORM 10-K, WHICH IS REQUIRED TO BE FILED WITH THE SEC, IS AVAILABLE TO ANY SHAREHOLDER WITHOUT CHARGE. THE REPORT MAY BE OBTAINED BY WRITTEN REQUEST TO CORPORATE SECRETARY, BANK OF MARIN BANCORP, 504 REDWOOD BLVD., SUITE 100, NOVATO, CA 94947. It is available in the Investor Relations section of the Company's website at www.bankofmarin.com. The Company's Annual Report serves as the Bank’s annual disclosure statement under Part 350 of FDIC rules.

By order of the Board of Directors

Nancy Rinaldi Boatright

Secretary

April 17, 2018

APPENDIX A

BANK OF MARIN BANCORP

~~2007~~2017 EMPLOYEE STOCK PURCHASE PLAN

The following constitute the provisions of the ~~2007~~2017 Employee Stock Purchase Plan of Bank of Marin Bancorp (the “Plan”). The Plan was ~~originally~~ adopted by the Board of Bank of Marin Bancorp (the “~~Bank~~Company”) on ~~October 20, 2005~~[*], 2017, effective as of ~~January~~July 1, ~~2006 and by the Bank’s shareholders on July 18, 2006, subject to obtaining a permit for the issuance of shares under the Plan from the Department of Financial Institutions. The Plan was assumed by the Bank of Marin Bancorp pursuant to that certain Plan of Reorganization and Agreement of Merger, dated March 8, 2007, (the “Reorganization”) adopted by Bank of Marin Bancorp as part of the holding company reorganization in which the Bank became a wholly-owned subsidiary of Bank of Marin Bancorp. The Reorganization became effective on July 1, 2007 (the "Effective Date").~~2017 and by the Company’s shareholders on [*], 2017.

1.            Purpose. The purpose of the Plan is to provide employees of the Company with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an ~~"~~“Employee Stock Purchase Plan~~"~~” under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

2.            Definitions.

(a)          ~~"~~“Board~~"~~” shall mean the Board of Directors of the Bank of Marin Bancorp.

(b)          ~~"~~“Code~~"~~” shall mean the Internal Revenue Code of 1986, as amended.

(c)          ~~"~~“Common Stock~~"~~” shall mean the common stock of Bank of Marin Bancorp.

(d)          ~~"~~“Company~~"~~” shall mean Bank of Marin Bancorp and any of its consolidated subsidiaries, including ~~the~~ Bank of Marin.

(e)          ~~"~~“Compensation~~"~~” shall mean all base straight time gross earnings, but exclusive of payments for overtime, incentive compensation, incentive payments, bonuses and other compensation.

(f)           ~~"~~“Employee~~"~~” shall mean any individual who is an Employee of the Company, whose customary employment with the Company is at least twenty (20) hours per week. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds 90 days and the individual's right to re-employment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave.

(g)          ~~"~~“Enrollment Date~~"~~” shall mean the first Trading Day of each Offering Period.

(h)          ~~"~~“Exercise Date~~"~~” shall mean the last Trading Day of each ~~Purchase~~Offering Period.

(i)           ~~"~~“Fair Market Value~~"~~” shall mean, as of any date, the value of Common Stock determined by the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable;

(j)           ~~"~~“Offering Periods~~"~~” shall mean the periods of approximately three (3) months during which an option granted pursuant to the Plan may be exercised, commencing on the first Trading Day on or after the first day of a calendar quarterly period of each year and terminating on the last Trading Day in the quarterly period ~~except that if an Offering Period would otherwise end before the date of approval of the Plan by the Shareholders of the Company then that Offering Period will be extended to the date five days after such Shareholder approval~~. The duration and timing of Offering Periods may be changed pursuant to Section 4 of this Plan.

(k)          ~~"~~“Plan~~"~~” shall mean this ~~2007~~2017 Employee Stock Purchase Plan.

~~(l)           "Purchase Period" shall mean the approximately three-month period commencing after one Exercise Date and ending with the next Exercise Date, except that the first Purchase Period of any Offering Period shall commence on the Enrollment Date and end with the next Exercise Date and except that if a Purchase Period would otherwise end before the date of approval of the Plan by the Shareholders of the Company, then that Purchase Period will be extended to the date five days after such Shareholder approval.~~

(l)           ~~(m)~~ “Purchase Price~~"~~” shall mean 95% of the Fair Market Value of a share of Common Stock on the Exercise Date.

(m)         ~~(n)~~ “Reserves~~"~~” shall mean the number of shares of Common Stock covered by each option under the Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.

(n)          ~~(o)~~ “Trading Day~~"~~” shall mean a day on which national stock exchanges and the Nasdaq System are open for trading.

3.            Eligibility.

(a)          Any Employee who shall be employed by the Company shall be eligible to participate in the Plan.

(b)          Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) to the extent that, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Subsidiary, or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries accrues at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time.

4.            Offering Periods. The Plan shall be implemented by consecutive, overlapping Offering Periods with a new Offering Period commencing on the first Trading Day on or after the first day of each calendar quarter each year, or on such other date as the Board shall determine, and continuing thereafter until terminated in accordance with Section 20 hereof. The Board shall have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without shareholder approval if such change is announced at least five (5) days prior to the scheduled beginning of the first Offering Period to be affected thereafter.

5.            Participation. An eligible Employee may become a participant in the Plan by completing a subscription agreement authorizing payroll deductions in the form of Exhibit A to this Plan and filing it with the Human Resources Benefits Administrator prior to the applicable Enrollment Date. Notwithstanding the foregoing, all eligible Employees shall be automatically enrolled as a participant in the Plan in the first Offering Period.

6.            Payroll Deductions.

(a)          A participant may purchase shares of Common Stock under the Plan solely by means of payroll deductions: provided, however, that in the first Offering Period, participants may also purchase shares of Common Stock by making a lump sum cash payment at the end of the Offering Period. At the time a participant files his or her subscription agreement, he or she shall elect to have payroll deductions made on each pay day during the Offering Period in increments of not less than one percent (1%) or greater than fifteen percent (15%) of the Compensation which he or she receives on each pay day during the Offering Period. Payroll deductions for a participant shall commence on the first payroll following the Enrollment Date and shall end on the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10 hereof.

(b)          All payroll deductions made for a participant shall be credited to his or her account under the Plan and shall be withheld in whole percentages only. A participant may not make any additional payments into such account.

(c)          A participant may discontinue his or her participation in the Plan as provided in Section 10 hereof, or may increase or decrease the rate of his or her payroll deductions during the Offering Period by completing or filing with the Company's Benefits Administration a new subscription agreement authorizing a change in payroll deduction rate. The Board may, in its discretion, limit the number of participation rate changes during any Offering Period. The change in rate shall be effective with the first full payroll period following five (5) business days after the Company's receipt of the new subscription agreement unless the Company elects to process a given change in participation more quickly. A participant's subscription agreement shall remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof.

(d)          Notwithstanding the foregoing, to the extent necessary to comply with Section 3(b) hereof, a participant's payroll deductions may be decreased to zero percent (0%) at any time during ~~a Purchase~~an Offering Period. Payroll deductions shall recommence at the rate provided in such participant's subscription agreement at the beginning of the first ~~Purchase~~Offering Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10 hereof.

(e)          At the time the option is exercised, in whole or in part, or at the time some or all of the Company's Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company's federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but shall not be obligated to, withhold from the participant's compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Employee.

7.            Grant of Option. On the Enrollment Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on each Exercise Date during such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company's Common Stock determined by dividing such Employees payroll deductions accumulated prior to such Exercise Date and retained in the Participant's account as of the Exercise Date by the applicable Purchase Price; provided that in no event shall an Employee be permitted to purchase during each ~~Purchase~~Offering Period shares with a Fair Market Value greater than $~~5000~~5,000 (subject to any adjustment pursuant to Section 19), and provided further that such purchase shall be subject to the limitations set forth in Sections 3(b), 8(a) and 8(b) hereof. The Board may, for future Offering Periods, increase or decrease, in its absolute discretion, the maximum number of shares of the Company's Common Stock an Employee may purchase during each ~~Purchase Period of such~~ Offering Period. Exercise of the option shall occur as provided in Section 8 hereof, unless the participant has withdrawn pursuant to Section 10 hereof. The option shall expire on the last day of the Offering Period.

8.            Exercise of Option.

(a)          Unless a participant withdraws from the Plan as provided in Section 10 hereof, his or her option for the purchase of shares shall be exercised automatically on the Exercise Date, and the maximum number of full shares subject to option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares shall be purchased; any payroll deductions accumulated in a participant's account which are not sufficient to purchase a full share shall be retained in the participant's account for the subsequent ~~Purchase Period or~~ Offering Period, subject to earlier withdrawal by the participant as provided in Section 10 hereof. Any other monies leftover in a participant's account after the Exercise Date shall be returned to the participant. During a participant's lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her.

(b)          If the Board determines that, on a given Exercise Date, the number of shares with respect to which options are to be exercised may exceed (i) the number of shares of Common Stock that were available for sale under the Plan on the Enrollment Date of the applicable Offering Period, or (ii) the number of shares available for sale under the Plan on such Exercise Date, the Board may in its sole discretion (x) provide that the Company shall make a pro rata allocation of the shares of Common Stock available for purchase on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Exercise Date, and continue all Offering Periods then in effect, or (y) provide that the Company shall make a pro rata allocation of the shares available for purchase on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Exercise Date, and terminate any or all Offering Periods then in effect pursuant to Section 20 hereof. The Company may make pro rata allocation of the shares available on the Enrollment Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional shares for issuance under the Plan by the Company's shareholders subsequent to such Enrollment Date.

9.            Confirmation. As promptly as practicable after each Exercise Date on which a purchase of shares occurs, the Company shall adjust its records to reflect the purchase of shares purchased upon exercise of his or her option and forward confirmation of such purchase to each participant.

10.         Withdrawal.

(a)          A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by giving written notice to the Company in the form of Exhibit B to this Plan. All of the participant's payroll deductions credited to his or her account shall be paid to such participant promptly after receipt of notice of withdrawal and such participant's option for the Offering Period shall be automatically terminated, and no further payroll deductions for the purchase of shares shall be made for such Offering Period. If a participant withdraws from an Offering Period, payroll deductions shall not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new subscription agreement.

(b)          A participant's withdrawal from an Offering Period shall not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offering Periods which commence after the termination of the Offering Period from which the participant withdraws.

11.         Termination of Employment. Upon a participant's ceasing to be an Employee, for any reason, he or she shall be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such participant's account during the Offering Period but not yet used to exercise the option shall be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under Section 15 hereof, and such participant's option shall be automatically terminated.

12.         Interest. No interest shall accrue on the payroll deductions of a participant in the Plan.

13.         Stock.

(a)          Subject to adjustment upon changes in capitalization of the Company as provided in Section 19 hereof, the maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be ~~200,000 shares~~192,685 shares, which is equal to the number of shares remaining available for issuance under the Bank of Marin Bancorp 2007 Employee Stock Purchase Plan as of the termination of such plan.

(b)          The participant shall have no interest or voting right in shares covered by his option until such option has been exercised.

(c)          Shares to be delivered to a participant under the Plan shall be registered in the name of the participant or in the name of the participant and his or her spouse.

14.         Administration. The Plan shall be administered by the Compensation Committee of the Board. The Committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claim filed under the Plan. Every finding, decision and determination made by the Committee shall to the full extent permitted by law, be final and binding upon all parties. In the event for any reason there is no Compensation Committee the Plan shall be administered by the Board or such other committee of the Board as the Board may select.

15.         Designation of Beneficiary.

(a)          A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant’s account under the Plan in the event of such participant's death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to exercise of the option. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

(b)          Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

16.         Transferability. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 15 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

17.         Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

18.         Reports. Individual accounts shall be maintained for each participant in the Plan. Statements of account shall be given to participating Employees at least annually, which statements shall set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

19.         Adjustments Upon Changes in Capitalization, Dissolution, Liquidation, Merger of Asset Sale.

(a)          Changes in Capitalization. Subject to any required action by the shareholders of the Company, the Reserves, the maximum number of shares each participant may purchase each ~~Purchase~~Offering Period pursuant to Section 7, as well as the price per share and the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company, provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been ~~"~~“effected without receipt of consideration.~~"~~” Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

(b)          Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Offering Period then in progress shall be shortened by setting a new Exercise Date (the ~~"~~“New Exercise Date~~"~~”), and shall terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Board. The New Exercise Date shall be before the date of the Company's proposed dissolution or liquidation. The Board shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant's option has been changed to the New Exercise Date and that the participant's option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10 hereof.

(c)          Merger or Asset Sale. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each outstanding option shall be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation, if possible. In the event that the successor corporation refuses to assume or substitute for the option, any ~~Purchase~~Offering Periods then in progress shall be shortened by setting a new Exercise Date (the ~~"~~“New Exercise Date~~"~~”) and any Offering Periods then in progress shall end on the New Exercise Date. The New Exercise Date shall be before the date of the Company's proposed sale or merger. The Board shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant's option has been changed to the New Exercise Date and that the participant's option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10 hereof.

20.         Amendment or Termination.

(a)          The Board of Directors of the Company may at any time and for any reason terminate or amend the Plan. Except as provided in Section 19 hereof, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Board of Directors on any Exercise Date if the Board determines that the termination of the Offering Period or the Plan is in the best interests of the Company and its shareholders. Except as provided in Section 19 and this Section 20 hereof, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any other applicable law, regulation or stock exchange rule), the Company shall obtain shareholder approval in such a manner and to such a degree as required.

(b)          Without shareholder consent and without regard to whether any participant rights may be considered to have been ~~"~~“adversely affected,~~"~~” the Board (or its committee) shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

(c)          In the event the Board determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Board may, in its discretion and, to the extent necessary or desirable, modify or amend the Plan to reduce or eliminate such accounting consequence including, but not limited to:

(1)          shortening any Offering Period so that Offering Period ends on a new Exercise Date, including an Offering Period underway at the time of the Board action; and

(2)          allocating shares.

Such modifications or amendments shall not require stockholder approval or the consent of any Plan participants.

21.         Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

22.         Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Rules and Regulations of the Federal Deposit Insurance Corporation, The California Department of Financial Institutions, the Securities Act of 1933, as amended and the Securities Exchange Act of 1934, as amended, if applicable, and the requirements of any stock exchange upon which the shares may then be listed.

As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

23.         Term of Plan. The Plan shall become effective upon the Effective Date and shall continue in effect ~~for a term of ten years unless sooner~~until either terminated under Section 20 hereof or because the maximum number of shares made available under Section 13(a) of the Plan have been issued, whichever shall occur first.

EXHIBIT A

BANK OF MARIN BANCORP

~~2007~~2017 EMPLOYEE STOCK PURCHASE PLAN

SUBSCRIPTION AGREEMENT

Original Application Enrollment Date:

Change in Payroll Deduction Rate

Change of Beneficiary(ies)

1.            I,                                                                                       , hereby elect to participate in the Bank of Marin Bancorp ~~2007~~2017 Employee Stock Purchase Plan (the ~~"~~“Plan~~"~~”) for the Offering Period, to                                                        , and subscribe to purchase shares of the Company's Common Stock in accordance with this Subscription Agreement and the Plan.

2.            I hereby authorize payroll deductions from each paycheck in the amount of           % of my Compensation on each payday during the Offering Period in accordance with the Plan. I understand that this amount must not be less than 1% and not more than 15% of my Compensation during the Offering Period. (Please note that no fractional percentages are permitted.)

3.            I understand that said payroll deductions shall be accumulated for the purchase of shares of Common Stock at the applicable Purchase Price determined in accordance with the Plan. I understand that if I do not withdraw from an Offering Period, any accumulated payroll deductions will be used to automatically exercise my option.

4.            I understand that I may discontinue at any time prior to the Purchase Date my participation in the Plan as provided in Section 10 of the Plan. I also understand that I can increase or decrease the rate of my payroll deductions on one occasion only with respect to any increase and one occasion only with respect to any decrease during any ~~Purchase~~Offering Period by completing and filing a new Subscription Agreement with such increase or decrease taking effect as of the beginning of the calendar month following the date of filing of the new Subscription Agreement, if filed at least ten (10) business days prior to the beginning of such month. Further, I may change the rate of my payroll deductions for future Offering Periods by filing a new Subscription Agreement, and any such change will be effective as of the beginning of the next Offering Period. In addition, I acknowledge that, unless I discontinue my participation in the Plan as provided in Section 10 of the Plan, my election will continue to be effective for each successive Offering Period.

5.            I have received a copy of the complete ~~"~~“Bank of Marin Bancorp ~~2007~~2017 Employee Stock Purchase Plan~~" and a copy of the prospectus related to the Plan~~.” I understand that my participation in the Plan is in all respects subject to the terms of the Plan.

6.            Shares purchased for me under the Plan should be reflected as owned in the name(s) of (Employee or Employee and Spouse only):                                                                                                  .

7.            I understand that if I dispose of any shares received by me pursuant to the Plan within two years after the Enrollment Date (the first day of the Offering Period during which I purchased such shares) or one year after the Exercise Date, I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were purchased by me over the price which I paid for the shares. I agree to notify the Company in writing within 30 days after the date of any disposition of my shares and I will make adequate provision for Federal, state or other tax withholding obligations, if any, which arise upon the disposition of the Common Stock. The Company may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by me. If I dispose of such shares at any time after the expiration of the 2-year and 1-year holding periods, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (1) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares, or (2) 15% of the fair market value of the shares on the first day of the Offering Period. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain.

8.            I hereby agree to be bound by the terms of the Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Plan.

9.            In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due me under the Plan:

NAME: (Please print)

(First)	(Middle)	(Last)

Relationship

(Address)

I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.

Dated:

Signature of Employee:

Spouse's Signature (If beneficiary other than spouse):

EXHIBIT B

BANK OF MARIN BANCORP

~~2007~~2017 EMPLOYEE STOCK PURCHASE PLAN

NOTICE OF WITHDRAWAL

I,                                                                           , hereby elect to withdraw my participation in the Bank of Marin Bancorp ~~2007~~2017 Employee Stock Purchase Plan for the Offering Period that began on                        , 20      . This withdrawal covers all payroll deductions credited to my account and is effective on the date designated below.

I understand that all payroll deductions credited to my account will be paid to me as promptly as practicable and that my option for the current Offering Period will automatically terminate. I further understand that no further payroll deductions will be made for the purchase of shares in the current Offering Period and I shall be eligible to participate in succeeding Offering Periods only by delivering to the Company a new Subscription Agreement.

Name and Address of Participant:

Signature:

Date:

APPENDIX B

BANK OF MARIN BANCORP

2017 Equity Plan

(as amended)

THIS 2017 EQUITY PLAN is hereby adopted by the Board of Directors of Bank of Marin Bancorp, a California corporation (the “Company”) on March 17, 2017, ~~subject to approval~~approved by the shareholders of the Company on May 16, 2017, and amended by the Board of Directors on April 6, 2018, subject to approval by the shareholders of the Company.

ARTICLE I

PURPOSE AND EFFECTIVE DATE

1.1         Purpose. The purpose of the Plan is to provide financial incentives for selected Employees, Advisors and Non-Employee Directors, thereby promoting the long-term growth and financial success of the Company by (a) attracting and retaining Employees, Advisors and Non-Employee Directors of outstanding ability, (b) strengthening the Company’s capability to develop, maintain, and direct a competent management team, (c) providing an effective means for selected Employees, Advisors and Non-Employee Directors to acquire and maintain ownership of Company Stock, (d) motivating Employees to achieve long-range Performance Goals and objectives, and (e) providing incentive compensation opportunities competitive with peer financial institution holding companies.

1.2         Effective Date and Expiration of Plan. The Plan will be effective upon its adoption by the Board and approval by affirmative vote of the Shareholders required under applicable rules and procedures, including those prescribed under Sections 162(m) and 422 of the Code and applicable NASDAQ rules (the "Effective Date").  Unless earlier terminated by the Board pursuant to Section 12.2, the Plan shall terminate on the tenth anniversary of its Effective Date.  No Award shall be made pursuant to the Plan after its termination date, but Awards made prior to the termination date may extend beyond that date.  Notwithstanding the foregoing, no Incentive Stock Options may be granted more than ten years after the earlier of (a) the adoption of this Plan by the Board or (b) the Effective Date.

ARTICLE II

DEFINITIONS

The following words and phrases, as used in the Plan, shall have the meanings set forth in this section.  When applying these definitions and any other word, term or phrase used in this Plan, the form of any word, term or phrase will include any and all of its other forms.

2.1         Advisor means any advisor who renders bona fide services to the Company and/or one or more of the Subsidiaries as an advisory or marketing board member and who is neither an Employee nor a director of the Company or any Subsidiary; provided that the services rendered are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.

2.2         Award means, individually or collectively, any Option, SAR, Restricted Stock, Restricted Performance Stock, or unrestricted Company Stock Award.  Any Award or any Company Stock issued pursuant to an Award shall be subject to the anti-hedging and pledging provisions of the Company’s Insider Trading Policy.

2.3         Award Agreement means the written agreement between the Company and each Participant that sets forth the terms and conditions of each Award.  If there is a conflict between the terms of the Plan and the Award Agreement, the terms of the Plan will govern.

2.4         Board means the Board of Directors of the Company.

2.5         Cause with respect to any Participant, means: (a) Gross negligence or gross neglect of duties; or (b) Commission of a felony or of a gross misdemeanor involving moral turpitude in connection with the Participant’s employment or service, as the case may be, with the Company or any of its Subsidiaries; or (c) Fraud, disloyalty, dishonesty or willful violation of any law or significant Company policy, or Subsidiary policy, committed in connection with the Participant’s employment or provision of services, as the case may be; or (d) Issuance of an order for removal of the Participant by any agency which regulates the activities of the Company or any of its Subsidiaries.  Any determination of “Cause” under this Plan shall be made by the Committee in its sole discretion.

2.6         Code means the Internal Revenue Code of 1986, as amended or superseded after the Effective Date, and any applicable rulings or regulations issued thereunder.

2.7         Committee means the Compensation Committee of the Board or a subcommittee thereof.

2.8         Company means Bank of Marin Bancorp, a California corporation.

2.9         Company Director means a non-employee member of the Board.

2.10       Company Stock means the Company’s common stock, without par value.

2.11       Disability means: (a) with respect to an Incentive Stock Option, “disabled” within the meaning of Section 22(e)(3) of the Code; (b) with respect to any Award subject to Section 409A of the Code, “disabled” as defined under Section 409A of the Code; and (c) with respect to any Award not described in subsections (a) and (b) of this Section 2.11, a long-term disability as defined by the Company’s or Subsidiary’s group disability insurance plan, or any successor plan that is applicable to such Participant at the time of his or her Termination.

2.12       “DRO” shall mean a valid domestic relations order under applicable state law, acceptable to the Company.

2.13       Effective Date means the date on which the Plan is approved by the Shareholders of the Company, as provided in Section 1.2.

2.14       Employee means any person who, on any applicable date, is a common law employee of the Company or any Subsidiary.  A worker who is classified as other than a common law employee but who is subsequently reclassified as a common law employee of the Company or any Subsidiary for any reason and on any basis will be treated as a common law employee only from the date that reclassification occurs and will not retroactively be reclassified as an Employee for any purpose of this Plan.

2.15       Exchange Act means the Securities Exchange Act of 1934, as amended.

2.16       Exercise Price means the amount, if any, that a Participant must pay to exercise an Award.

2.17       Fair Market Value means, as of any specified date, an amount equal to the reported closing price on the specified date of a share of Company Stock on NASDAQ or any other established stock exchange or quotation system on which the Company Stock is then listed or traded or, if no shares of Company Stock have been traded on such date, the closing price of a share of Company Stock on NASDAQ or such other established stock exchange or quotation system as reported on the first day prior thereto on which shares of Company Stock were so traded. If the preceding sentence does not apply, Fair Market Value shall be determined in good faith by the Committee using other reasonable means.

2.18       Fiscal Year means the fiscal year of the Company, which is the 52- or 53-week period ending on December 31.

2.19       Incentive Stock Option means an option within the meaning of Section 422 of the Code and which contains such provisions as are necessary to comply with such section.  Any Option granted hereunder that is intended as an Incentive Stock Option that fails to meet the applicable legal requirements thereof initially or upon amendment shall not be nullified because of such failure and shall be deemed a Nonqualified Stock Option.

2.20       Non-Employee Director means either a Company Director or a Subsidiary Director who is not also an employee.

2.21       Nonqualified Stock Option means an option granted under the Plan other than an Incentive Stock Option.

2.22       Option means either a Nonqualified Stock Option or an Incentive Stock Option to purchase Company Stock.

2.23       Option Price means the price at which Company Stock may be purchased under an Option.

2.24       Participant means an Employee, an Advisor or a Non-Employee Director to whom an Award has been made under the Plan.

2.25       Performance Goals means goals established by the Committee pursuant to Section 4.5.

2.26       Performance Period means a period of time over which performance is measured.

2.27       Personal Representative means the person or persons who, upon the death, disability, or incompetency of a Participant, shall have acquired, by will or by the laws of descent and distribution or by other legal proceedings, the right to exercise an Option or SAR or the right to any Restricted Stock Award theretofore granted or made to such Participant.

2.28       Plan means the Bank of Marin Bancorp 2017 Equity Plan.

2.29       Predecessor Plan means the Company’s 2007 Equity Plan.

2.30       Restricted Performance Stock means Company Stock subject to Performance Goals.

2.31       Restricted Stock means Company Stock subject to the terms and conditions provided in Article VI and including Restricted Performance Stock.

2.32       Restricted Stock Award means an Award granted under Article VI.

2.33       Restriction Period means a period of time determined under Section 6.2 during which Restricted Stock is subject to the terms and conditions provided in Section 6.3.

2.34       SAR means a stock appreciation right granted under Section 5.7.

2.35       Shareholders mean the shareholders of the Company.

2.36       Subsidiary means a corporation or other entity the majority of the voting stock of which is owned directly or indirectly by the Company including Bank of Marin.

2.37       Subsidiary Director means a non-employee member of the board or directors of a Subsidiary who is not also a Company Director.

2.38       Termination means (i) in the case of an Employee, a cessation of the employee-employer relationship between the Employee and the Company or a Subsidiary for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, Disability, retirement, but excluding any such termination where there is a simultaneous commencement or continuation of status as an Advisor or as a Director; (ii) in the case of an Advisor, a cessation of the service relationship between the Advisor and the Company or a Subsidiary for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, Disability, but excluding any such termination where there is a simultaneous commencement or continuation of status as an Employee or as a Director; and (iii) in the case of a Director, a cessation of the Director’s service on the Board for any reason, including, but not by way of limitation, a termination by resignation, death, Disability, retirement or non-reelection to the Board, but excluding any such termination where there is a simultaneous commencement or continuation of status as an Employee or as an Advisor.

ARTICLE III

ADMINISTRATION

3.1         Committee to Administer. The Plan shall be administered by the Committee, in accordance with its Charter, as adopted from time to time by the Board; provided, however, that only the Board has the authority to grant Awards to Company Directors.

3.2         Powers of Committee.

(a)         The Committee and the Board shall have full power and authority to interpret and administer the Plan and Award Agreements and to establish and amend rules and regulations for its administration. Any action or decision by the Board or the Committee shall be final, binding and conclusive with respect to the interpretation of the Plan and any Award made under it.

(b)         Subject to the provisions of the Plan, the Committee or the Board, as the case may be, shall have authority, in its discretion, to determine those Employees, Advisors and Non-Employee Directors who shall receive an Award; the time or times when such Award shall be made; the vesting schedule, if any, for the Award (including establishing Performance Goals); and the type of Award to be granted, the number of shares of Company Stock to be subject to each Option and Restricted Stock Award, and all other terms and conditions of any Award.

(c)         The Committee or the Board, as the case may be, shall determine and set forth in an Award Agreement (which Award Agreements need not be identical) the terms of each Award, including such terms, restrictions, and provisions as shall be necessary to cause certain Options to qualify as Incentive Stock Options. The Committee or the Board, as the case may be, may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award Agreement, in such manner and to the extent the Committee or the Board, as appropriate, shall determine in order to carry out the purposes of the Plan. The Committee or the Board, as the case may be, may, in its discretion, accelerate (i) the date on which any Option or SAR may be exercised or (ii) the date of termination of the restrictions applicable to a Restricted Stock Award, if the Committee or the Board, as appropriate, determines that to do so will be in the best interests of the Company and the Participants in the Plan.

3.3         Reliance on Experts.  In making any determination or in taking or not taking any action under this Plan, the Committee or the Board, as the case may be, may obtain and may rely upon the advice of experts, including professional advisors to the Company. No director, officer or agent of the Company shall be liable for any such action or determination taken or made or omitted in good faith.

3.4         Delegation. The Committee may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Company or a Subsidiary.

3.5         Notices; Signature; Delivery.  Whenever a signature, notice or delivery of a document is required or appropriate under the Plan or pursuant to an Award Agreement, signature, notice or delivery may be accomplished by paper or written format, or to the extent authorized by the Committee by electronic means.  In the event the Committee authorizes electronic means for the signature, notice or delivery of a document hereunder, the electronic record or confirmation of that signature, notice or delivery maintained by or on behalf of the Committee shall for purposes of this Plan and any applicable Award Agreement be treated as if it was a written signature or notice and was delivered in the manner provided herein for a written document.

ARTICLE IV

AWARDS

4.1         Awards.  Awards under the Plan shall consist of Incentive Stock Options, Nonqualified Stock Options, SARs, Restricted Stock, Restricted Performance Stock and unrestricted Company Stock. All Awards shall be subject to the terms and conditions of the Plan and to such other terms and conditions consistent with the Plan as the Committee or the Board, as the case may be, deems appropriate. Awards under a particular section of the Plan need not be uniform and Awards under two or more sections may be combined in one Award Agreement. Any combination of Awards may be granted at one time and on more than one occasion to the same Employee, Advisor or Non-Employee Director. Awards of Restricted Performance Stock shall be earned solely upon attainment of Performance Goals and the Committee shall have no discretion to increase such Awards.

4.2         Eligibility for Awards.  An Award may be made to any Employee or Advisor selected by the Committee. In making this selection and in determining the form and amount of the Award, the Committee may give consideration to the functions and responsibilities of the respective Employee and/or Advisor, his or her present and potential contributions to the success of the Company or any of its Subsidiaries, the value of his or her services to the Company or any of its Subsidiaries, and such other factors deemed relevant by the Committee. Non-Employee Directors are eligible to receive Awards pursuant to Article VII.

4.3         Shares Available Under the Plan.

(a)          The Company Stock to be offered under the Plan pursuant to Options, SARs, Restricted Performance Stock and Restricted Stock and unrestricted Company Stock Awards must be authorized but unissued Company Stock not reserved for any other purpose. Subject to adjustment under Section 12.1 or 12.12, the number of shares of Company Stock that may be issued pursuant to Awards under the Plan (the “Section 4.3 Limit”) shall not exceed, in the aggregate, ~~118,668~~568,668 shares.

(b)          Any shares of Company Stock subject to Restricted Stock or unrestricted Company Stock Awards shall not exceed Fifty Percent (50%) of the total shares available under the Plan and the maximum number of shares of Company Stock that may be issued subject to Incentive Stock Options is 118,668 subject to adjustment under Section 12.1 or 12.12.  The Section 4.3 Limit shall not have counted against it:  (i) the number of shares of Company Stock subject to an Option or any other Award which is equal to the number of shares of Company Stock (A)tendered by a Participant to the Company in payment of the Option Price of such Option or the Exercise Price of such other Award, as applicable, or (B) netted against an Option as provided in Section 5.4(c)(v); (ii) shares of Company Stock subject to an Award which for any reason terminates by expiration, forfeiture, cancellation or otherwise without having been exercised or paid; (iii) shares of Company Stock withheld from any Award to satisfy a Participant’s tax withholding obligations or, if applicable, to pay the Option Price of an Option or the Exercise Price of any other Award; or (iv) if an SAR is settled in whole or in part by the issuance of shares of Company Stock, the number of shares of Company Stock which represents the difference between (A) the number of shares of Company Stock which remain subject to such SAR on the date of such settlement and (B) the number of shares of Company Stock actually issued upon settlement of such SAR; provided, however, that such number of shares of Company Stock shall in no event be greater than the number which is determined by dividing (A) the amount of cash proceeds received by the Company from the Participant upon the exercise of such Option by (B) the Fair Market Value of a share of the Company Stock on the date of exercise of such Option.

(c)          No awards shall be granted under any Predecessor Plan on and after the date on which the Plan is approved by the Shareholders.

4.4         Annual Limitation on Awards. The maximum number of shares of Company Stock subject to Restricted Stock awarded to any Employee or Advisor with respect to a Performance Period or Restriction Period may not exceed 20,000 shares of Company Stock for each Fiscal Year included in such Performance Period or Restriction Period.  The maximum number of shares of Company Stock for which Options or SARs may be granted to any Participant in any one Fiscal Year shall not exceed 60,000 subject to adjustment under Section 12.1 or 12.12.

4.5         General Performance Goals.

(a)          Performance Goals relating to the payment or vesting of an Award that is intended to qualify as “performance-based compensation” under Section 162(m) of the Code will be comprised of one or more of the following performance criteria as the Committee may deem appropriate:

(i)	Earnings per share (actual or targeted growth);
(ii)	Net income after capital costs;

(iii)	Net income (before or after taxes);
(iv)	Return measures (including, but not limited to, return on average assets, risk-adjusted return on capital, or return on average equity);
(v)	Efficiency ratio;
(vi)	Full-time equivalency control;
(vii)	Stock price (including, but not limited to, growth measures and total shareholder return);
(viii)	Noninterest income compared to net interest income ratio;
(ix)	Expense targets;
(x)	Operating efficiency;
(xi)	EVA®;
(xii)	Credit quality measures;
(xiii)	Customer satisfaction measures;
(xiv)	Loan growth;
(xv)	Deposit growth;
(xvi)	Net interest margin;
(xvii)	Fee income; and
(xviii)	Operating expense.

(b)          For any Awards not intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Committee may establish Performance Goals based on the performance criteria listed in Section 4.5(a) or other performance criteria as it deems appropriate.

(c)          Any of the performance criteria listed in Section 4.5(a) may be applied solely with reference to the Company and/or any Subsidiary or relatively between the Company and/or any Subsidiary and one or more unrelated entities.  In addition, different performance criteria may be applied to individual Participants or to groups of Participants and, as specified by the Committee, may be based on results achieved (i) separately by the Company or any Subsidiary, (ii) any combination of the Company and the Subsidiaries or (iii) any combination of business units or divisions of the Company and the Subsidiaries.

(d)          With respect to each Performance Period, the Committee will establish the Performance Goals in writing no later than the earlier of (i) 90 days after the beginning of the Performance Period or (ii) expiration of 25 percent of the Performance Period.

(e)          Except as otherwise provided in the Plan or the Award Agreement, as of the end of each Performance Period, the Committee will certify in writing the extent to which a Participant has or has not met the Participant’s Performance Goal.  To the extent permitted under Section 162(m) of the Code, if applicable, the Committee may disregard or offset the effect of any special charges or gains or cumulative effect of a change in accounting in determining the attainment of Performance Goals.

(f)          To the extent permitted under Section 162(m) of the Code, if applicable, the Committee shall make (i) appropriate adjustments to performance criteria to reflect the effect on any performance criteria of any stock dividend or stock split affecting Company Stock, recapitalization, merger, consolidation, combination, spin-off, distribution of assets to Shareholders, exchange of shares or similar corporate change and (ii) similar adjustments to any portion of performance criteria that is not based on Company Stock but which is affected by an event having an effect similar to those just described.

ARTICLE V

OPTIONS AND STOCK APPRECIATION RIGHTS

5.1         Award of Options.  The Committee may, from time to time, and on such terms and conditions as the Committee may prescribe, award (a) Incentive Stock Options, subject to Section 5.5, to any eligible Employee of the Company or any parent or subsidiary corporation (as permitted under Sections 422 and 424 of the Code) and (b) Nonqualified Stock Options to any Employee or Advisor.

5.2         Period of Option.

(a)          An Option granted under the Plan shall be exercisable only in accordance with the vesting schedule approved by the Committee. The Committee may in its discretion prescribe additional conditions, restrictions or terms on the vesting of an Option, including the full or partial attainment of Performance Goals pursuant to Section 4.5. After the Option vests, the Option may be exercised at any time during the term of the Option, in whole or in installments, as specified in the related Award Agreement.  Subject to Article X and except as provided in Section 5.5, the duration of each Option shall not be more than ten years from the date of grant.

(b)          Except as provided in Article X, a Participant may not exercise an Option unless such Participant is then, and continually (except for sick leave, military service, or other approved leave of absence) after the grant of the Option has been, an Employee, Advisor, or Non-Employee Director.

5.3          Award Agreement. Each Option shall be evidenced by an Award Agreement. The Award Agreement shall specify whether the Option is intended to be an Incentive Stock Option or a Nonqualified Stock Option.

5.4         Option Price, Exercise and Payment.

(a)          Except as provided in Section 5.5, the Option Price of Company Stock under each Option shall be determined by the Committee but, except in the case of Options granted pursuant to Section 12.12, shall be a price not less than 100 percent of the Fair Market Value of Company Stock at the close of business on the date such Option is granted.

(b)          Subject to Section 12.2, the Committee may not (i) amend an Option to reduce its Option Price, (ii) cancel an Option and regrant an Option with a lower Option Price than the original Option Price of the cancelled Option, or (iii) take any other action (whether in the form of an amendment, cancellation or replacement grant) that has the effect of “repricing” an Option, as defined under applicable NASDAQ rules or the rules of the established stock exchange or quotation system on which the Company Stock  is then listed or traded.

(c)          Vested Options may be exercised from time to time by giving written notice to the Chief Financial Officer of the Company or the Secretary of the Company, or his or her designee, specifying the number of shares to be purchased. The notice of exercise shall be accompanied by payment in full of the Option Price   at the time of each purchase in any of the following methods: (i) in cash or by electronic funds transfer; (ii) by check payable to the order of the Company; (iii) by notice and third party payment in such manner as may be authorized by the Committee; (iv) by the delivery of Shares already owned by the Participant which have been held for at least six months, provided, however, that the Committee may in its absolute discretion limit the Participant's ability to exercise an Award by delivering such Shares; or (v) if authorized by the Committee or the Board or specified in the applicable Award Agreement, by reduction in the number of Shares otherwise deliverable upon exercise by that number of Shares which have a then Fair Market Value equal to such purchase price.

(d)          In the event such Option Price is paid, in whole or in part, with shares of Company Stock, the portion of the Option Price so paid shall be equal to the value, as of the date of exercise of the Option, of such shares. The value of such shares shall be equal to the number of such shares multiplied by the Fair Market Value of such shares on the trading day coincident with the date of exercise of such Option (or the immediately preceding trading day if the date of exercise is not a trading day). The Company shall not issue or transfer Company Stock upon exercise of an Option until the Option Price is fully paid.

5.5          Limitations on Incentive Stock Options.  Each provision of the Plan and each Award Agreement relating to an Incentive Stock Option shall be construed so that each Incentive Stock Option shall be an incentive stock option as defined in Section 422 of the Code, and any provisions of the Award Agreement thereof that cannot be so construed shall be disregarded.  No Incentive Stock Option may be granted to any Employee who, at the time of such grant, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or of its parent or subsidiary corporation (as determined under Sections 422 and 424 of the Code), unless (a) the Option Price for such Incentive Stock Option is at least 110 percent of the Fair Market Value of a share of Company Stock on the date the Incentive Stock Option is granted and (b) such Incentive Stock Option may not be exercised more than five years after it is granted.  Notwithstanding anything in the Plan to the contrary, to the extent required by the Code, the exercise of Incentive Stock Options granted under the Plan shall be subject to the $100,000 calendar year limit as set forth in Section 422 of the Code; provided that, to the extent any grant exceeds such $100,000 calendar year limit, the portion of such granted Option shall be deemed a Nonqualified Stock Option in accordance with Section 422 of the Code.

5.6          Rights and Privileges. A Participant shall have no rights as a Shareholder with respect to any shares of Company Stock covered by an Option until the issuance of such shares to the Participant.

5.7          Award of SARs.

(a)          The Committee may, from time to time, and on such terms and conditions as the Committee may prescribe, award SARs to any Employee and/or Advisor.

(b)          A SAR shall represent the right to receive payment of an amount equal to (i) the amount by which the Fair Market Value of one share of Company Stock on the trading day immediately preceding the date of exercise of the SAR exceeds the Exercise Price multiplied by (ii) the number of shares covered by the SAR.  Payment of the amount to which a Participant is entitled upon the exercise of a SAR shall be made in cash, Company Stock, or partly in cash and partly in Company Stock at the discretion of the Committee.  The shares shall be valued at their Fair Market Value on the date of exercise.

(c)          SARs awarded under the Plan shall be evidenced by an Award Agreement between the Company and the Participant.

(d)          The Committee may prescribe conditions and limitations on the exercise of any SAR. SARs may be exercised only when the Fair Market Value of a share of Company Stock exceeds the Exercise Price.

(e)          A SAR shall be exercisable only by written notice to the Chief Financial Officer of the Company or the Secretary of the Company, or his or her designee.

(f)          To the extent not previously exercised, all SARs shall automatically be exercised on the last trading day prior to their expiration, so long as the Fair Market Value of a share of Company Stock exceeds the Exercise Price, unless prior to such day the holder instructs the Chief Financial Officer or Corporate Secretary otherwise in writing.

(g)          Subject to Article X, each SAR shall expire on a date determined by the Committee at the time of grant.

ARTICLE VI

RESTRICTED STOCK

6.1         Award of Restricted Stock. The Committee may make a Restricted Stock Award to any Employee and/or Advisor, subject to this Article VI and to such other terms and conditions as the Committee may prescribe.

6.2         Restriction Period. At the time of making a Restricted Stock Award, the Committee shall establish the Restriction Period applicable to such Award. The Committee may establish different Restriction Periods from time to time and each Restricted Stock Award may have a different Restriction Period, in the discretion of the Committee. Restriction Periods, when established for a Restricted Stock Award, shall not be changed except as permitted by Section 6.3.

6.3         Other Terms and Conditions. Company Stock, when awarded pursuant to a Restricted Stock Award, will be represented in a book entry account in the name of the Participant who receives the Restricted Stock Award. The Participant shall be entitled to receive dividends during the Restriction Period and shall have the right to vote such Restricted Stock and shall have all other Shareholder  rights, with the exception that (i) unless otherwise provided by the Committee, if any dividends are paid in shares of Company Stock, those shares will be subject to the same restrictions as the shares of Restricted Stock with respect to which they were issued, (ii) the Participant will not be entitled to delivery of any stock certificate evidencing the Company Stock underlying the Restricted Stock Award during the Restriction Period, (iii) the Company will retain custody of the Restricted Stock during the Restriction Period, and (iv) a breach of a restriction or a breach of the terms and conditions established by the Committee pursuant to the Restricted Stock Award will cause a forfeiture of the Restricted Stock Award. The Committee may, in addition, prescribe additional restrictions, terms, or conditions upon or to the Restricted Stock Award including the attainment of Performance Goals in accordance with Section 4.5.  Unless the Committee otherwise expressly provides, shares of Restricted Stock that are subject to restrictions at the time of termination of employment or are subject to other conditions to vest that have not been satisfied by the time specified in the applicable Award Agreement shall not vest and shall be returned to the Company in such manner and on such terms as the Committee shall therein provide.

6.4         Restricted Stock Award Agreement. Each Restricted Stock Award shall be evidenced by an Award Agreement.

6.5         Payment for Restricted Stock. Restricted Stock Awards may be made by the Committee under which the Participant shall not be required to make any payment for the Company Stock or, in the alternative, under which the Participant, as a condition to the Restricted Stock Award, shall pay all (or any lesser amount than all) of the Fair Market Value of the Company Stock, determined as of the date the Restricted Stock Award is made. If the latter, such purchase price shall be paid in cash as provided in the Award Agreement.

ARTICLE VII

AWARDS FOR NON-EMPLOYEE DIRECTORS

7.1         Awards to Non-Employee Directors. The Board shall determine all Awards to Company Directors. The Board or the Committee, as the case may be, retains the discretionary authority to make Awards to Non-Employee Directors and any type of Award (other than Incentive Stock Options) may be granted to Non-Employee Directors under this Plan. All such Awards shall be subject to the terms and conditions of the Plan and to such other terms and conditions consistent with the Plan as the Board or the Committee, as the case may be, deems appropriate.

7.2         No Right to Continuance as a Director. None of the actions of the Company in establishing the Plan, the actions taken by the Company, the Board, or the Committee under the Plan, or the granting of any Award under the Plan shall be deemed (i) to create any obligation on the part of the Board or the board of directors of the applicable Subsidiary to nominate any Non-Employee Director for reelection or (ii) to be evidence of any agreement or understanding, express or implied, that the Non-Employee Director has a right to continue as a Non-Employee Director for any period of time or at any particular rate of compensation.

ARTICLE VIII

UNRESTRICTED COMPANY STOCK AWARDS FOR EMPLOYEES AND/OR

ADVISORS

8.1         The Committee may make awards of unrestricted Company Stock to Employees and/or Advisors on such terms and conditions as the Committee may prescribe.

ARTICLE IX

NO TRANSFERABILITY

9.1         Awards may be exercised only by the Participant or, if the Participant has died, the Participant's Beneficiary or, if the Participant has suffered a Disability and the Participant is incapacitated, the Participant's Personal Representative, if any, or if there is none, (to the extent permitted by applicable law and Rule 16b-3) a third party pursuant to such conditions and procedures as the Committee may establish. Other than upon death or pursuant to a DRO or other exception to transfer restrictions under Rule 16b-3 (except to the extent not permitted in the case of an Incentive Stock Option), no right or benefit under this Plan or any Award shall be transferable by the Participant or shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge (other than to the Company), and any such attempted action shall be void. The Company shall disregard any attempt at transfer, assignment or other alienation prohibited by the preceding sentences and shall pay or deliver such cash or Company Stock in accordance with the provisions of this Plan.  Notwithstanding the foregoing, the Committee, in its discretion, may permit the transfer, solely as gifts during the grantee's lifetime, of Awards (other than Incentive Stock Options) to members of a grantee's immediate family or to trusts, family partnerships or similar entities for the benefit of such immediate family members.  For this purpose, immediate family member means the grantee's spouse, parent, child, stepchild, grandchild and the spouses of such family members.  The terms of an Award Agreement shall be final, binding and conclusive upon the beneficiaries, executors, administrators, heirs and successors of the grantee.

ARTICLE X

GENERAL TERMINATION PROVISIONS

10.1       Termination. Subject to Article XI and unless otherwise specified in the applicable Award Agreement, the following provisions will govern the treatment of a Participant’s outstanding Awards following a Participant’s Termination.

(a)          Upon the Participant's Termination, any Awards that are not vested and/or exercisable on the date of such Termination will immediately terminate and be of no further force and effect.

(b)          If the Participant Terminates for any reason other than (i) death, (ii) Disability, or (iii) discharge for Cause, such Participant’s outstanding SARs or Options may be exercised at any time within three months after such Termination, to the extent of the number of shares covered by such Options or SARs which are exercisable at the date of such Termination; except that an Option or SAR shall not be exercisable on any date beyond the expiration date of such Option or SAR.

(c)          Upon a Termination for Cause, any Options or SARs held by the Participant (whether or not then exercisable) shall expire and any rights thereunder shall terminate immediately.  Any non-vested Restricted Stock Awards of such Participant shall immediately be forfeited and any rights thereunder shall terminate.

(d)          Upon a Termination due to the Participant’s death, any SARs or Options that are then exercisable may be exercised by the Participant’s Personal Representative at any time before the earlier of (i) one year after the Participant’s death or (ii) the expiration date of the Award.

(e)          Upon a Termination due to the Participant’s Disability, any SARs or Options that are then exercisable may be exercised by the Participant at any time before the earlier of (i) one year after the date of such Termination or (ii) the expiration date of the Award; provided, however, that an Option which is intended to qualify as an Incentive Stock Option will only be treated as such to the extent it complies with the requirements of Section 422 of the Code.

ARTICLE XI

CHANGE IN CONTROL OF THE COMPANY

11.1      Contrary Provisions.  Notwithstanding anything contained in the Plan to the contrary, the provisions of this Article XI shall govern and supersede any inconsistent terms or provisions of the Plan.

11.2      Definitions

(a)         Change in Control.  For purposes of this Plan, Change in Control shall mean a change in the ownership or effective control of the Company or in the ownership of a substantial portion of the assets of the Company (within the meaning of Section 409A of the Code).

(i)           Change in Actual Control shall mean the acquisition by any one person, or more than one person acting as a group (as defined in Section 11.2(a) (iv), below) of ownership of stock of the Company that, together with stock held by such person or group, constitutes more than 50 percent of the total fair market value or total voting power of the stock of the Company.  However, if any one person, or more than one person acting as a group, is considered to own more than 50 percent of the total fair market value or total voting power of the stock of the Company, the acquisition of additional stock by the same person or persons is not considered to cause a Change in Actual Control of the Company (or to cause a Change in Effective Control of the Company (within the meaning of Section 11.2(a) (ii)). An increase in the percentage of stock owned by any one person, or persons acting as a group, as a result of a transaction in which the Company acquires its stock in exchange for property will be treated as an acquisition of stock for purposes of this Section 11.2(a)(i).

(ii)         Change in Effective Control shall mean:

(A)             The acquisition by any one person, or more than one person acting as a group (as defined in Section 11.2(a)(iv), below), during any 12-month period of ownership of stock of the Company possessing 35 percent or more of the total voting power of the stock of the Company; or

(B)             The replacement of a majority of members of the Board during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election in accordance with Treasury Regulation § 1.409A-1(g)(5)(vi)(A)(2).

Notwithstanding the foregoing, if any one person, or more than one person acting as a group, is considered to effectively control the Company (within the meaning of this Section 11.2(a)(ii)), the acquisition of additional control of the Company by the same person or persons is not considered to cause a Change in Control.

(iii)        Change in the Ownership of the Company’s Assets shall mean the acquisition by any one person, or more than one person acting as a group (as defined in Section 11.2(a) (iv), below), during any 12-month period of assets from the Company that have a total gross fair market value equal to or more than 40 percent of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions.

Notwithstanding the foregoing, there is no change in control event under this Section 11.2(a) when there is a transfer to an entity that is controlled by the Shareholders immediately after the transfer.

(iv)        Persons acting as a group. For purposes of this Section 11.2(a), persons will not be considered to be acting as a group solely because they purchase or own stock of the same corporation at the same time, or as a result of the same public offering. However, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the corporation. If a person, including an entity, owns stock in both corporations that enter into a merger, consolidation, purchase or acquisition of stock, or similar transaction, such shareholder is considered to be acting as a group with other shareholders in a corporation only with respect to the ownership in that corporation prior to the transaction giving rise to the change and not with respect to the ownership interest in the other corporation.

11.3       Effect of Change in Control on Certain Awards.

(a)          If the Company is not to be the surviving corporation following a Change in Control, and the surviving corporation following such Change in Control or the acquiring corporation (such surviving corporation or acquiring corporation is hereinafter referred to as the “Acquiror”) will not assume the outstanding Options, SARs, Restricted Stock, or Restricted Performance Stock or does not substitute equivalent equity awards relating to the securities of such Acquiror or its affiliates for such Awards, then no more than 30 days and no fewer than 10 days prior to the scheduled effectiveness of such Change in Control, the Board shall send notice (the “Notice”) to each Participant thereof.  Notice shall be deemed given on the date it is personally delivered to the Participant, or on the third business day after it is mailed, with first-class postage prepaid, to the Participant’s last known address. Upon the giving of such Notice, all such Awards shall become immediately and fully exercisable (or in the case of Restricted Stock, fully vested and all restrictions will immediately lapse). In the case of Restricted Performance Stock, the target payout opportunities under all outstanding Awards of Restricted Performance Stock shall be deemed to have been fully earned based on targeted performance being attained as of the date immediately prior to the effective date of the Change in Control.  In addition, the Board or its designee may, in its sole discretion, provide for a cash payment to be made to each Participant for the outstanding Options, Restricted Stock, Restricted Performance Stock, or SARs upon the consummation of the Change in Control, determined on the basis of the fair market value that would be received in such Change in Control by the holders of the Company’s securities relating to such Awards. Notwithstanding the foregoing, any Option intended to be an Incentive Stock Option under Section 422 of the Code shall be adjusted in a manner to preserve such status.  If after the giving of Notice, any such Award under this Plan which has not been exercised prior to such Change in Control shall terminate upon such Change in Control.

(b)          If the Company is the surviving corporation following a Change in Control, or the Acquiror assumes the outstanding Options, SARs, Restricted Stock, or Restricted Performance Stock or substitutes equivalent equity awards relating to the securities of such Acquiror or its affiliates for such Awards, then all such Awards or such substitutes therefor shall remain outstanding and be governed by their respective terms and the provisions of the Plan.

(c)          If (i) a Participant Terminates without Cause within twenty-four (24) months following a Change in Control, and (ii) the Company is the surviving corporation following such Change in Control, or the Acquiror assumes the outstanding Options, SARs, Restricted Stock, or Restricted Performance Stock or substitutes equivalent equity awards relating to the securities of such Acquiror or its affiliates for such Awards, then all outstanding Options, SARs, Restricted Stock, or Restricted Performance Stock shall become immediately and fully exercisable (or in the case of Restricted Stock, fully vested and all restrictions will immediately lapse). In the case of Restricted Performance Stock, the target payout opportunities under all outstanding Awards of Restricted Performance Stock shall be deemed to have been fully earned based on targeted performance being attained.

(d)          If (i) the employment of a Participant with the Company and its Subsidiaries is terminated for Cause within twenty-four (24) months following a Change in Control and (ii) the Company is the surviving corporation following such Change in Control, or the Acquiror assumes the outstanding Options, SARs, Restricted Stock, or Restricted Performance Stock or substitutes equivalent equity awards relating to the securities of such Acquiror or its affiliates for such Awards, then any Options or SARs of such Participant shall expire, and any non-vested Restricted Stock or Restricted Performance Stock shall be forfeited, and any rights under such Awards shall terminate immediately.

(e)          Outstanding Options or SARs which vest in accordance with Section 11.3, may be exercised by the Participant in accordance with Article X; provided, however, that a Participant whose Options or SARs become exercisable in accordance with Section 11.3(c) may exercise such Options or SARs at any time within one year after such Termination, except that an Option or SAR shall not be exercisable on any date beyond the expiration date of such Option or SAR.  In the event of a Participant’s death after such Termination, such Options or SARs may be exercised by the Participant’s Personal Representative at any time before the earlier of (i) one year after the Participant’s death or (ii) the expiration date of the Award; provided, however, that, an Option which is intended to qualify as an Incentive Stock Option will only be treated as such to the extent it complies with the requirements of Section 422 of the Code.

11.4       Amendment or Termination.  This Article XI shall not be amended or terminated at any time if any such amendment or termination would adversely affect the rights of any Participant under the Plan.

ARTICLE XII

MISCELLANEOUS PROVISIONS

12.1       Adjustments Upon Changes in Stock. In case of any reorganization, recapitalization, reclassification, stock split, stock dividend, distribution, combination of shares, merger, consolidation, rights offering, or any other changes in the corporate structure or shares of the Company, appropriate adjustments may be made by the Committee or the Board, as the case may be, (or if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) in the aggregate number and kind of shares subject to the Plan, and the number and kind of shares and the Option Price per share subject to outstanding Options or which may be issued under outstanding Restricted Stock Awards or pursuant to unrestricted Company Stock Awards. Appropriate adjustments may also be made by the Committee or the Board, as the case may be, in the terms of any Awards under the Plan, subject to Article XI, to reflect such changes and to modify any other terms of outstanding Awards on an equitable basis. Any such adjustments made by the Committee or the Board pursuant to this Section 12.1 shall be conclusive and binding for all purposes under the Plan.

12.2       Amendment, Suspension, and Termination of Plan.

(a)          The Board may suspend or terminate the Plan or any portion thereof at any time, and may amend the Plan from time to time in such respects as the Board may deem advisable in order that any Awards thereunder shall conform to any change in applicable laws or regulations or in any other respect the Board may deem to be in the best interests of the Company; provided, however, that no such amendment shall, without Shareholder approval, (i) except as provided in Section 12.1 or 12.12, increase the number of shares of Company Stock which may be issued under the Plan, (ii) expand the types of awards available to Participants under the Plan, (iii) materially expand the class of employees and/or Advisors eligible to participate in the Plan, (iv) materially change the method of determining the Option Price of Options; (v) delete or limit the provision in Section 5.4 prohibiting the repricing of Options; (vi) extend the termination date of the Plan or (vii) be made to the extent that Shareholder approval is required to satisfy applicable law, regulation or any securities stock exchange, market or other quotation system on or through which the Company Stock is listed or traded. No such amendment, suspension, or termination shall materially adversely alter or impair any outstanding Options, SARs or shares of Restricted Stock without the consent of the Participant affected thereby.

(b)          The Committee may amend or modify any outstanding Options, SARs, or Restricted Stock Awards in any manner to the extent that the Committee would have had the authority under the Plan initially to award such Options, SARs, or Restricted Stock Awards, as so modified or amended, including without limitation, to change the date or dates as of which such Options or SARs may be exercised, or to remove the restrictions on shares of Restricted Stock.

(c)          Notwithstanding the foregoing, the Plan and any Award Agreements may be amended without any additional consideration to affected Participants to the extent necessary to comply with, or avoid penalties under, Section 409A of the Code, even if those amendments reduce, restrict or eliminate rights granted prior to such amendments.

12.3       Nonuniform Determinations. The Committee’s (or, if applicable, the Board’s) determinations under the Plan, including without limitation, (a) the determination of the Employees, Advisors and Non-Employee Directors to receive Awards, (b) the form, amount, and timing of any Awards, (c) the terms and provisions of any Awards and (d) the Award Agreements evidencing the same, need not be uniform and may be made by it selectively among Employees, Advisors and/or Non-Employee Directors who receive, or who are eligible to receive, Awards under the Plan, whether or not such Employees, Advisors and/or Non-Employee Directors are similarly situated.

12.4       General Restriction. Each Award under the Plan shall be subject to the condition that, if at any time the Committee shall determine that (a) the listing, registration, or qualification of the shares of Company Stock subject or related thereto upon NASDAQ or any other established stock exchange, market or quotation system or under any state or federal law, (b) the consent or approval of any government or regulatory body, or (c) an agreement by the Participant with respect thereto, is necessary or desirable, then such Award shall not become exercisable in whole or in part unless such listing, registration, qualification, consent, approval, or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee.

12.5       No Right To Employment. None of the actions of the Company in establishing the Plan, the actions taken by the Company, the Board or the Committee under the Plan, or the granting of any Award under the Plan shall be deemed (a) to create any obligation on the part of the Company or any Subsidiary to retain any person in the employ of, or continue the provision of services to, the Company or any Subsidiary, or (b) to be evidence of any agreement or understanding, express or implied, that the person has a right to continue as an employee,  or advisor for any period of time or at any particular rate of compensation.

12.6       Governing Law. The provisions of the Plan shall take precedence over any conflicting provision contained in an Award Agreement. All matters relating to the Plan or to Awards granted hereunder shall be governed by and construed in accordance with the laws of the State of California without regard to the principles of conflict of laws.  If any provision shall be held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

12.7       Trust Arrangement. All benefits under the Plan represent an unsecured promise to pay by the Company. The Plan shall be unfunded and the benefits hereunder shall be paid only from the general assets of the Company resulting in the Participants having no greater rights than the Company's general creditors; provided, however, nothing herein shall prevent or prohibit the Company from establishing a trust or other arrangement for the purpose of providing for the payment of the benefits payable under the Plan.

12.8       Indemnification of Board and Committee. Indemnification of the members of the Board and/or the members of the Committee shall be in accordance with the charter documents of the Company, as amended by the Shareholders from time to time, and any agreements issued consistent therewith.

12.9       No Impact on Benefits.  Awards are not compensation for purposes of calculating a Participant’s rights under any employee benefit plan that does not specifically require the inclusion of Awards in calculating benefits.

12.10     Beneficiary Designation.  Each Participant may name a beneficiary or beneficiaries to receive or exercise any vested Award that is unpaid or unexercised at the Participant’s death.  Unless otherwise provided in the beneficiary designation, each designation will revoke all prior designations made by the same

Participant, must be made on a form prescribed by the Committee and will be effective only when filed in writing with the Committee.  If a Participant has not made an effective beneficiary designation, the deceased Participant’s beneficiary will be the Participant’s surviving spouse or, if none, the deceased Participant’s estate.  The identity of a Participant’s designated beneficiary will be based only on the information included in the latest beneficiary designation form completed by the Participant and will not be inferred from any other evidence.

12.11     Tax Withholding.  The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, the minimum statutory amount to satisfy federal, state and local taxes required by law or regulation to be withheld with respect to any taxable event arising as a result of the Plan.  With respect to withholding required upon any taxable event arising as a result of an Award granted hereunder, a Participant may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold shares of Company Stock having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax that could be imposed on the transaction.  All such elections shall be irrevocable, made in writing and signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

12.12     Substitute Awards.  Notwithstanding any other provisions of this Plan to the contrary, where the outstanding shares of another corporation are changed into or exchanged for shares of Company Stock in a merger, consolidation, reorganization or similar transaction, then, subject to the approval of the Board, Awards may be granted in exchange for unexercised, unexpired similar equity based awards of the other corporation, and the exercise price of the shares subject to any Option so granted may be fixed at a price less than one hundred percent of the Fair Market Value of the Company Stock at the time such Award is granted if said exercise price or grant price has been determined to be not less than the exercise price or grant price set forth in the stock option of the other corporation, with appropriate adjustment to reflect the exchange ratio of the shares of stock of the other corporation into the shares of Company Stock. The number of shares of the awards of the other corporation shall also be adjusted in accordance with the exchange ratio so that any substituted Award shall reflect such adjustment.  To the extent that substitute Awards are made pursuant to this Section, the Section 4.3 Limit shall be increased on a one share for one share basis for every share of Company Stock subject to a substitute Award.

. Bank of Marin Bancorp Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy card, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Pacific Time, on May 22, 2018. Vote by Internet • Go to www.investorvote.com/BMRC • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. q IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q A Proposals — The Board of Directors recommends a vote FOR all of the nominees in Proposal 1 and FOR Proposals 2, 3, 4 and 5. + 1. ELECTION OF DIRECTORS: For Withhold For Withhold For Withhold 01 - Steven I. Barlow 02 - Russell A. Colombo 03 - James C. Hale 04 - Robert Heller 05 - Norma J. Howard 06 - Kevin R. Kennedy 07 - William H. McDevitt, Jr. 08 - Leslie E. Murphy 09 - Joel Sklar, MD 10 - Brian M. Sobel ForAgainst Abstain For Against Abstain 2. TO APPROVE, BY NON-BINDING VOTE, EXECUTIVE COMPENSATION 3. TO APPROVE THE BANK OF MARIN BANCORP 2017 EMPLOYEE STOCK PURCHASE PLAN ForAgainst Abstain For Against Abstain 4. TO APPROVE THE AMENDMENT OF THE BANK OF MARIN BANCORP 2017 EQUITY PLAN 5. RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITOR B Non-Voting Items Change of Address — Please print your new address below. Comments — Please print your comments below. Meeting Attendance Mark the box to the right if you plan to attend the Annual Meeting. C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. + 1 U P X 02TK4C Annual Meeting Proxy Card X IMPORTANT ANNUAL MEETING INFORMATION

. q IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proxy — Bank of Marin Bancorp ANNUAL MEETING OF SHAREHOLDERS OF BANK OF MARIN BANCORP TO BE HELD ON TUESDAY, MAY 22, 2018 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints each of Leslie E. Murphy, Joel Sklar, MD and Kevin R. Kennedy as Proxies of the undersigned, with full power of substitution, and hereby authorizes any of them to represent and to vote, as designated below, all of the shares of the Common Stock of Bank of Marin Bancorp held of record by the undersigned on April 2, 2018, at the Annual Meeting of Shareholders of Bank of Marin Bancorp to be held on May 22, 2018, or at any adjournment thereof. This proxy will be voted as directed, or, if no direction is indicated, it will be voted “FOR” all of the nominees for directors, and “FOR” proposals 2, 3, 4 and 5. In the event of cumulative voting, the proxy holders are authorized to allocate the votes among the nominees listed above in their discretion. The proxy holders are authorized to vote upon such other matters as may properly come before the meeting. The Board of Directors recommends a vote FOR all of the nominees in Proposal 1, and FOR proposals 2, 3, 4 and 5. Notice to Participants in the Bank of Marin ESOP and 401(k) plans: If you participate in the Bank of Marin 401(k) Plan, please be advised that each Participant will be entitled to vote those shares allocated to his or her Account. This proxy, when properly executed, will be voted as specified therein. If this voting instruction card is not properly completed and signed, or if it is not timely received by the designated tabulator, shares allocated to a participant’s account will be voted in the same proportion as those shares for which instructions are received. In the event of cumulative voting, the Proxies are authorized to allocate the votes among the nominees listed above in their discretion. The Proxies are authorized to vote upon such other matters as may properly come before the meeting. If you participate in the Bank of Marin Employee Stock Ownership Plan, please be advised that each Participant will be entitled to vote those shares allocated to his or her Account. This proxy, when properly executed, will be voted as specified therein. For all allocated shares, if this voting instruction card is not properly completed and signed, or if it is not timely received by the designated tabulator, shares allocated to a participant’s account will be voted in the same proportion as those shares for which instructions are received. Unallocated shares will be voted by the trustee as directed by the Company to the extent permitted by ERISA. In the event of cumulative voting, the Proxies are authorized to allocate the votes among the nominees listed above in their discretion. The Proxies are authorized to vote upon such other matters as may properly come before the meeting. The deadline to provide voting instructions for shares held in the foregoing plans is Thursday, May 17, 2018 at 1:00 a.m. PDT.

. Bank of Marin Bancorp Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. q PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q A Proposals — The Board of Directors recommends a vote FOR all of the nominees in Proposal 1 and FOR Proposals 2, 3, 4 and 5. + 1. ELECTION OF DIRECTORS: For Withhold For Withhold For Withhold 01 - Steven I. Barlow 02 - Russell A. Colombo 03 - James C. Hale 04 - Robert Heller 05 - Norma J. Howard 06 - Kevin R. Kennedy 07 - William H. McDevitt, Jr. 08 - Leslie E. Murphy 09 - Joel Sklar, MD 10 - Brian M. Sobel ForAgainst Abstain For Against Abstain 2. TO APPROVE, BY NON-BINDING VOTE, EXECUTIVE COMPENSATION 3. TO APPROVE THE BANK OF MARIN BANCORP 2017 EMPLOYEE STOCK PURCHASE PLAN ForAgainst Abstain For Against Abstain 4. TO APPROVE THE AMENDMENT OF THE BANK OF MARIN BANCORP 2017 EQUITY PLAN 5. RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITOR B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. + 1 U P X 02TK5C Annual Meeting Proxy Card X IMPORTANT ANNUAL MEETING INFORMATION

. q PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proxy — Bank of Marin Bancorp ANNUAL MEETING OF SHAREHOLDERS OF BANK OF MARIN BANCORP TO BE HELD ON TUESDAY, MAY 22, 2018 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints each of Leslie E. Murphy, Joel Sklar, MD and Kevin R. Kennedy as Proxies of the undersigned, with full power of substitution, and hereby authorizes any of them to represent and to vote, as designated below, all of the shares of the Common Stock of Bank of Marin Bancorp held of record by the undersigned on April 2, 2018, at the Annual Meeting of Shareholders of Bank of Marin Bancorp to be held on May 22, 2018, or at any adjournment thereof. This proxy will be voted as directed, or, if no direction is indicated, it will be voted “FOR” all of the nominees for directors, and “FOR” proposals 2, 3, 4 and 5. In the event of cumulative voting, the proxy holders are authorized to allocate the votes among the nominees listed above in their discretion. The proxy holders are authorized to vote upon such other matters as may properly come before the meeting. The Board of Directors recommends a vote FOR all of the nominees in Proposal 1, and FOR proposals 2, 3, 4 and 5. Notice to Participants in the Bank of Marin ESOP and 401(k) plans: If you participate in the Bank of Marin 401(k) Plan, please be advised that each Participant will be entitled to vote those shares allocated to his or her Account. This proxy, when properly executed, will be voted as specified therein. If this voting instruction card is not properly completed and signed, or if it is not timely received by the designated tabulator, shares allocated to a participant’s account will be voted in the same proportion as those shares for which instructions are received. In the event of cumulative voting, the Proxies are authorized to allocate the votes among the nominees listed above in their discretion. The Proxies are authorized to vote upon such other matters as may properly come before the meeting. If you participate in the Bank of Marin Employee Stock Ownership Plan, please be advised that each Participant will be entitled to vote those shares allocated to his or her Account. This proxy, when properly executed, will be voted as specified therein. For all allocated shares, if this voting instruction card is not properly completed and signed, or if it is not timely received by the designated tabulator, shares allocated to a participant’s account will be voted in the same proportion as those shares for which instructions are received. Unallocated shares will be voted by the trustee as directed by the Company to the extent permitted by ERISA. In the event of cumulative voting, the Proxies are authorized to allocate the votes among the nominees listed above in their discretion. The Proxies are authorized to vote upon such other matters as may properly come before the meeting. The deadline to provide voting instructions for shares held in the foregoing plans is Thursday, May 17, 2018 at 1:00 a.m. PDT.